Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

Simon Property Group, Inc. (the “Company” or “Simon Property”) (NYSE:SPG) is a self-administered and self-managed real estate investment trust (“REIT”). Simon Property Group, L.P. (the “Operating Partnership”) is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively, “Simon Group”) are engaged primarily in the ownership, development and management of retail real estate properties, primarily regional malls, Premium Outlet Centers® and community/lifestyle centers.

At March 31, 2007, the Company owned or had an interest in 285 properties in the United States containing an aggregate of 201 million square feet of gross leasable area (GLA) in 38 states plus Puerto Rico. The Company also holds interests in 53 European shopping centers in France, Italy and Poland; 5 Premium Outlet Centers in Japan; and one Premium Outlet Center in Mexico.

On March 29, 2007, SPG-FCM Ventures, LLC (“SPG-FCM”), a joint venture between an entity owned 50% by the Company and 50% by funds managed by Farallon Capital Management, L.L.C. (“Farallon”), successfully completed a tender offer to acquire all of the outstanding common stock of The Mills Corporation (“The Mills”). As a result the Company now holds an interest in an additional 38 joint venture properties with approximately 43 million square feet of GLA. A detailed listing of the names and locations of The Mills properties acquired is included on page 60. None of the other information in this supplemental information package reflects the ownership of The Mills properties. Operating statistics and other property fundamentals for The Mills 38 properties will be included in the Company’s Supplemental Information Package beginning in the second quarter of 2007. Prior to completion of the tender offer, the Company held a 50% interest in two properties in The Mills portfolio.

This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of March 31, 2007, for the Company and the Operating Partnership.

Certain statements made in this Supplemental Package may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Those risks and uncertainties include, but are not limited to: the Company’s ability to meet debt service requirements, the availability of financing, changes in the Company’s credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, the ability to hedge interest rate risk, risks associated with the acquisition, development and expansion of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, impact of terrorist activities, inflation and maintenance of REIT status. The Company discusses these and other risks and uncertainties under the heading “Risk Factors” in its annual and quarterly periodic reports filed with the SEC that could cause the Company’s actual results to differ materially from the forward-looking statements that the Company makes. The Company may update that discussion in its periodic reports, but otherwise the Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone:  (317) 685-7330; e-mail:  sdoran@simon.com

Reporting Calendar

Results for the next three quarters will be announced according to the following approximate schedule:

Second Quarter 2007	July 27, 2007
Third Quarter 2007	October 26, 2007
Fourth Quarter 2007	February 1, 2008

Stock Information

Simon Property common stock and three issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
7.89% Series G Cumulative Preferred	SPGPrG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor’s
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB+	(Stable Outlook)
Moody’s
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)

Simon Property Group Ownership Structure(1)
March 31, 2007

(1)          Schedule excludes preferred stock (see “Preferred Stock/Units Outstanding”) and units not convertible into common stock.

(2)          Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)          Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with common stock.

(4)          Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(5)          Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with common stock.

(6)          Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP
Changes in Common Shares and Unit Ownership
For the Period from December 31, 2006 through March 31, 2007

	Operating	Company
	Partnership	Common
	Units(1)	Shares(2)
Number Outstanding at December 31, 2006	59,113,438	221,431,071
Activity During the First Three Months of 2007:
Issuance of Stock for Stock Option Exercises	—	25,025
Conversion of Preferred Stock into Common Stock	—	5,075
Conversion of Units into Common Stock	(1,692,474)	1,692,474
Conversion of Units into Cash	(132,854)	—
Conversion of Preferred Units into Units	510,057	—
Issuance of Units for Asset Acquisition	147,241	—
Restricted Stock Awards (Stock Incentive Program), Net	—	233,451
Number Outstanding at March 31, 2007	57,945,408	223,387,096
Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at March 31, 2007		223,387,096
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		11,074,430
Series C 7% Cumulative Convertible Preferred Units(3)		161,045
Series I 6% Convertible Perpetual Preferred Units(3)		2,416,480
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		857,469
Diluted Common Shares Outstanding at March 31, 2007(5)		237,896,520

(1)          Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)          Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 59).

(3)          Conversion terms provided on page 59 of this document.

(4)          Based upon the weighted average stock price for the quarter ended March 31, 2007.

(5)          For FFO purposes.

SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of March 31, 2007
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
	2007	2006
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$852,141	$787,649
Net Income Available to Common Stockholders	$98,381	$104,017
Basic Earnings per Common Share (EPS)	$0.44	$0.47
Diluted Earnings per Common Share (EPS)	$0.44	$0.47
FFO of the Simon Portfolio	$392,400	$358,857
Diluted FFO of the Simon Portfolio	$405,216	$373,051
Basic FFO per Share (FFOPS)	$1.40	$1.29
Diluted FFO per Share (FFOPS)	$1.37	$1.26
Distributions per Share	$0.84	$0.76

	March 31, 2007	December 31, 2006
Stockholders’ Equity Information
Limited Partner Units Outstanding at End of Period	57,945	59,113
Common Shares Outstanding at End of Period	223,387	221,431
Total Common Shares and Units Outstanding at End of Period	281,332	280,544
Weighted Average Limited Partnership Units Outstanding	58,415	58,543
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	222,443	221,024
Diluted—for purposes of EPS	223,300	221,927
Diluted—for purposes of FFOPS	237,194	236,885
Debt Information
Simon Group’s Share of Consolidated Debt	$16,954,296	$15,203,980
Simon Group’s Share of Joint Venture Debt	$3,449,906	$3,472,228
Market Capitalization
Common Stock Price at End of Period	$111.25	$101.29
Equity Market Capitalization(1)	$33,064,984	$30,103,637
Total Capitalization—Including Simon Group’s Share of JV Debt	$53,469,175	$48,779,845

	As of or for the Three Months Ended March 31,
	2007	2006
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$10,259	$5,021
Joint Venture Properties	$896	$1,565
Simon Group’s Share of Joint Venture Properties	$373	$771

(1)          Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

On the next two pages, we present balance sheet and income statement data on a pro-rata basis reflecting the Company’s proportionate economic ownership of each asset in the Simon Group portfolio.

Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Company’s Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

Due to the closing of the tender offer on March 29, 2007 to acquire the common stock of The Mills, we have not included any amounts in our first quarter results for the three days of ownership. The investment in The Mills through SPG-FCM of $421,218 is included in our investments in unconsolidated entities. A preliminary purchase price allocation will be made during the second quarter of 2007. This will include allocations for our pro rata share of debt for properties held within the joint venture.

SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended March 31, 2007

	Consolidated	Minority Interest	The Company’s Consolidated Share	The Company’s Share of Joint Ventures	Total Company’s Share
REVENUE:
Minimum rent	$510,865	$(8,016)	$502,849	$120,272	$623,121
Overage rent	17,892	(143)	17,749	6,910	24,659
Tenant reimbursements	230,613	(4,958)	225,655	55,802	281,457
Management fees and other revenues	20,875	—	20,875	—	20,875
Other income	71,896	(349)	71,547	20,877	92,424
Total revenue	852,141	(13,466)	838,675	203,861	1,042,536
EXPENSES:
Property operating	109,227	(2,834)	106,393	37,520	143,913
Depreciation and amortization	215,271	(2,092)	213,179	55,967	269,146
Real estate taxes	79,182	(1,385)	77,797	13,820	91,617
Repairs and maintenance	29,007	(777)	28,230	9,987	38,217
Advertising and promotion	18,884	(316)	18,568	3,394	21,962
Provision for credit losses	542	(42)	500	129	629
Home and regional office costs	33,699	—	33,699	—	33,699
General & administrative	3,899	—	3,899	—	3,899
Other	13,464	(498)	12,966	12,389	25,355
Total operating expenses	503,175	(7,944)	495,231	133,206	628,437
OPERATING INCOME	348,966	(5,522)	343,444	70,655	414,099
Interest expense	(222,478)	2,612	(219,866)	(46,502)	(266,368)
Minority interest in income of consolidated entities	(2,910)	2,910	—	—	—
Income tax expense of taxable REIT subsidiaries	(1,285)	—	(1,285)	—	(1,285)
Income from unconsolidated entities	21,773	—	21,773	(21,773)	—
Gain on sale of interests in unconsolidated entities, net	—	—	—	(2,380)	(2,380)
Limited partners’ interest in Operating Partnership	(25,878)	—	(25,878)	—	(25,878)
Preferred distributions of Operating Partnership	(5,239)	—	(5,239)	—	(5,239)
Income from continuing operations	112,949	—	112,949	—	112,949
Discontinued operations, net of Limited Partners’ interest	(162)	—	(162)	—	(162)
Gain on sale of discontinued operations, net of Limited Partners’ interest	—	—	—	—	—
NET INCOME	112,787	—	112,787	—	112,787
Preferred dividends	(14,406)	—	(14,406)	—	(14,406)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$98,381	$—	$98,381	$—	$98,381
RECONCILIATION OF NET INCOME TO FFO
Net Income			$112,787	$—	$112,787
Adjustments to Net Income to Arrive at FFO:
Limited partners’ interest in the Operating Partnership and preferred distributions of the Operating Partnership			31,117	—	31,117
Limited partners’ interest in results of operations from discontinued operations			(42)	—	(42)
Depreciation and amortization from consolidated properties and discontinued operations			212,488	—	212,488
Simon’s share of depreciation and amortization from unconsolidated entities			—	57,711	57,711
Income from unconsolidated entities			(21,773)	21,773	—
(Gain) on sales of interests in other assets and unconsolidated entities, net of limited partners’ interest			—	—	—
Minority interest portion of depreciation and amortization			(2,017)	—	(2,017)
Preferred distributions and dividends			(19,644)	—	(19,644)
FFO of the Simon Portfolio			$312,916	$79,484	$392,400
Percentage of FFO of the Simon Portfolio			79.74%	20.26%	100.00%

SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet
As of March 31, 2007

			The Company’s	The Company’s	Total
		Minority	Consolidated	Share of	Company’s
	Consolidated	Interest	Share	Joint Ventures	Share
ASSETS:
Investment properties, at cost	$23,400,940	$(171,450)	$23,229,490	$5,396,804	$28,626,294
Less—accumulated depreciation	4,800,439	(76,940)	4,723,499	813,643	5,537,142
	18,600,501	(94,510)	18,505,991	4,583,161	23,089,152
Cash and cash equivalents	339,953	(8,418)	331,535	227,451	558,986
Tenant receivables and accrued revenue, net	339,341	(5,113)	334,228	94,893	429,121
Investment in unconsolidated entities, at equity	1,874,255	—	1,874,255	(1,453,037)	421,218
Deferred costs and other assets	1,116,000	(123,135)	992,865	135,524	1,128,389
Notes receivable from related parties	1,473,540	—	1,473,540	—	1,473,540
Total assets	$23,743,590	$(231,176)	$23,512,414	$3,587,992	$27,100,406
LIABILITIES:
Mortgages and other indebtedness	$17,152,418	$(198,122)	$16,954,296	$3,449,906	$20,404,202
Accounts payable, accrued expenses, intangibles, and deferred revenue	1,082,809	(9,685)	1,073,124	211,485	1,284,609
Cash distributions and losses in partnerships and joint ventures, at equity	250,737	—	250,737	(250,737)	—
Other liabilities, minority interest and accrued dividends	185,072	(23,369)	161,703	177,338	339,041
Total liabilities	18,671,036	(231,176)	18,439,860	3,587,992	22,027,852
LIMITED PARTNERS’ INTEREST IN THE OPERATING PARTNERSHIP	808,663	—	808,663	—	808,663
LIMITED PARTNERS’ PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	312,574	—	312,574	—	312,574
STOCKHOLDERS’ EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 17,842,594 issued and outstanding, with a liquidation value of $892,130	898,119	—	898,119	—	898,119
Common stock, $.0001 par value, 400,000,000 shares authorized, 227,507,320 issued and outstanding	23	—	23	—	23
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	5,029,030	—	5,029,030	—	5,029,030
Accumulated deficit	(1,829,520)	—	(1,829,520)	—	(1,829,520)
Accumulated other comprehensive income	18,790	—	18,790	—	18,790
Common stock held in treasury at cost, 4,132,224 shares	(165,125)	—	(165,125)	—	(165,125)
Total stockholders’ equity	3,951,317	—	3,951,317	—	3,951,317
Total liabilities and stockholders’ equity	$23,743,590	$(231,176)	$23,512,414	$3,587,992	$27,100,406

SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of March 31, 2007
(in thousands, except as noted)

Industry practice is to evaluate real estate properties on an unleveraged basis. Net Operating Income (“NOI”) is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

However, you should understand that NOI:

•        does not represent cash flow from operations as defined by GAAP,

•        should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

•        is not an alternative to cash flows as a measure of liquidity, and

•        is not indicative of cash flows from operating, investing and financing activities.

The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to “Total NOI of the Simon Group Portfolio.” This schedule also provides the increase in NOI of regional malls and Premium Outlet Centers that are comparable properties for the quarter ended March 31, 2007.

	For the Three Months Ended March 31,
	2007	2006
Reconciliation of NOI of consolidated Properties:
Net Income	$112,787	$122,590
Preferred distributions of the Operating Partnership	5,239	6,826
Limited partners’ interest in the Operating Partnership	25,878	27,588
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net of limited partners’ interest	162	(163)
Income tax expense of taxable REIT subsidiaries	1,285	1,639
Minority interest in income of consolidated entities	2,910	925
Interest expense	222,478	204,072
Income from unconsolidated entities and beneficial interests, net	(21,773)	(29,923)
(Gain) loss on sales of interest in unconsolidated entities	—	(34,350)
Operating Income	348,966	299,204
Depreciation and amortization	215,271	209,447
NOI of consolidated Properties	$564,237	$508,651
Reconciliation of NOI of unconsolidated entities:
Net Income	$90,687	$81,786
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net	(17)	10
Interest expense	111,239	103,776
Income from unconsolidated entities	84	—
Gain on sale of asset	4,759	(94)
Operating Income	206,752	185,478
Depreciation and amortization	84,083	73,136
NOI of unconsolidated entities	$290,835	$258,614
Total consolidated and unconsolidated NOI from continuing operations	$855,072	$767,265
Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	(187)	7,813
Total NOI of the Simon Group Portfolio	$854,885	$775,078
Increase in NOI from prior period	10.3%	5.5%
Less: Joint venture partner’s share of NOI	171,845	156,878
Simon Group’s Share of NOI	$683,040	$618,200
Increase in Simon Group’s Share of NOI from prior period	10.5%	5.2%
NOI of Regional Malls that are Comparable Properties(1)	$633,103	$610,501
Increase in NOI of Regional Malls that are Comparable Properties(1)	3.7%
NOI of Premium Outlet Centers that are Comparable Properties(1)	$87,834	$79,426
Increase in NOI of Premium Outlet Centers that are Comparable Properties(1)	10.6%

(1)             Properties that were owned in both of the periods under comparison are referred to as comparable properties.

SIMON PROPERTY GROUP
NOI Composition(1)
For the Three Months Ended March 31, 2007

Percent of Total NOI
of the Simon Portfolio
U.S. Portfolio NOI by State
Florida	15.0%
Texas	10.8%
Massachusetts	8.4%
California	7.8%
New York	7.7%
Pennsylvania	6.7%
Indiana	5.7%
Georgia	4.8%
Nevada	3.8%
New Jersey	3.7%
Top 10 Contributors by State	74.4%
NOI by Asset Type
Regional Malls	77.0%
Premium Outlet Centers	13.1%
International(2)	5.3%
Community/Lifestyle Centers	4.4%
Other	0.2%
Total	100.0%

(1)          Based on Total NOI of the Simon Group portfolio

(2)          International includes five Premium Outlet Centers in Japan and one Premium Outlet Center in Mexico

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of March 31, 2007
(In thousands)

	For the Three Months Ended March 31,
	2007		2006
Consolidated Properties
Other Income
Interest Income	$23,053	(1)	$6,196
Lease Settlement Income	22,756	(2)	8,075
Gains on Land Sales	2,855		2,950
Other	23,232		25,077
Totals	$71,896		$42,298
Other Expense
Ground Rent	$7,378		$7,696
Professional Fees	3,026		1,564
Other	3,060		3,806
Totals	$13,464		$13,066

(1)          Includes $11.9 million of income from a $1.187 billion mezzanine financing provided by the Company on February 13, 2007 to The Mills

(2)          Includes $19 million related to two department store locations that are being redeveloped by the Company

SIMON PROPERTY GROUP
U.S. Portfolio GLA(1)
As of March 31, 2007

		Total	% of
Type of Property	GLA-Sq. Ft.	Owned GLA	Owned GLA
Regional Malls
Anchor	100,574,721	28,441,194	23.7%
Specialty Store	59,394,632	59,167,666	49.2%
Freestanding	4,323,164	1,697,957	1.4%
Subtotal	63,717,796	60,865,623	50.6%
Regional Mall Total	164,292,517	89,306,817	74.3%
Premium Outlet
Centers	14,035,498	14,035,498	11.7%
Community/Lifestyle Centers
Anchor	13,686,006	8,589,723	7.1%
Specialty Store	4,702,041	4,646,873	3.9%
Freestanding	767,912	124,248	0.1%
Community/Lifestyle
Centers Total	19,155,959	13,360,844	11.1%
Office Portion of Retail	1,943,589	1,943,589	1.6%
Other(2)	1,591,675	1,591,675	1.3%
Total U.S. Properties	201,019,238	120,238,423	100.0%

(1)          Does not include assets from The Mills portfolio in which the Company acquired an interest in as a result of the closing of the March 29, 2007 tender offer.

(2)          Other assets include 10 other properties that contribute 0.2% of Simon Group’s NOI.

SIMON PROPERTY GROUP

U.S. Regional Mall Operational Information(1)

As of March 31, 2007

	As of or for the Three Months Ended March 31,
	2007	2006
Total Number of Regional Malls	171	171
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	166.2	166.5
Occupancy(2)
Consolidated Assets	91.8%	91.6%
Unconsolidated Assets	91.7%	91.7%
Total Portfolio	91.8%	91.6%
Comparable sales per square foot(3)
Consolidated Assets	$470	$448
Unconsolidated Assets	$522	$487
Total Portfolio	$487	$461
Average rent per square foot(2)
Consolidated Assets	$35.34	$34.44
Unconsolidated Assets	$37.78	$35.53
Total Portfolio	$36.18	$34.83

	Mall &
	Freestanding	%
Average Base Rent Per Square Foot(2)	Stores	Change
3/31/07	$36.18	3.9%
3/31/06	34.83
12/31/06	35.38	2.6%
12/31/05	34.49	3.0%
12/31/04	33.50	3.8%
12/31/03	32.26	5.1%
12/31/02	30.70	4.8%

Leasing Activity During the Period(2):

	Average Base Rent(4)		Amount of Change
	Lease	Store Closings/	(Referred to as
	Signings	Lease Expirations	“Leasing Spread”)
2007 (YTD)	$45.54	$37.55	$7.99	21.3%
2006	43.21	36.73	6.48	17.6%
2005	43.18	35.78	7.40	20.7%
2004	39.33	33.59	5.74	17.1%
2003	41.28	32.99	8.29	25.1%
2002	40.35	32.58	7.77	23.8%

(1)          Does not include operational information for the additional 18 regional malls in which the Company acquired an interest in as a result of the closing of the March 29, 2007 tender offer.

(2)          Includes mall and freestanding stores

(3)          Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(4)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)
As of March 31, 2007

			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 3/31/07
Mall Stores & Freestanding
Month to Month Leases	1,089	3,099,748	$30.41
2007 (4/1-12/31)	858	1,753,260	$43.42
2008	2,451	5,843,904	$35.97
2009	2,019	5,715,751	$35.14
2010	1,908	5,494,657	$38.31
2011	2,043	5,120,999	$35.90
2012	1,334	4,665,590	$36.15
2013	1,160	3,639,634	$40.57
2014	1,237	3,704,416	$41.72
2015	1,209	4,017,177	$41.51
2016	1,402	4,114,910	$40.51
2017	739	2,827,760	$37.97
2018 and Thereafter	361	2,528,066	$30.09
Specialty Leasing Agreements w/ terms in excess of 12 months	1,138	2,959,568	$13.81
Anchor Tenants
Month to Month Leases	3	246,538	$2.41
2007 (4/1-12/31)	4	395,637	$2.48
2008	19	2,108,947	$4.02
2009	31	3,279,500	$3.41
2010	36	4,271,191	$2.75
2011	20	2,217,206	$3.97
2012	26	2,826,377	$4.15
2013	15	2,187,012	$5.67
2014	13	1,207,089	$7.58
2015	11	1,007,256	$6.82
2016	11	1,122,349	$7.79
2017	5	736,723	$2.80
2018 and Thereafter	33	3,463,379	$6.02

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants
As of March 31, 2007

Top In-Line Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Limited	507	3,247	1.6%	3.8%
Gap	320	3,510	1.7%	2.6%
Foot Locker	432	1,726	0.9%	2.0%
Abercrombie & Fitch Co.	193	1,374	0.7%	1.7%
Zale Corporation	387	449	0.2%	1.5%
Luxottica Group S.P.A	351	721	0.4%	1.2%
Sterling Jewelers, Inc.	206	298	0.1%	1.0%
Children’s Place Retail Stores	185	818	0.4%	1.0%
American Eagle Outfitters	135	771	0.4%	0.9%
Genesco, Inc.	346	452	0.2%	0.9%

Top Anchors (sorted by percentage of total Simon Group square footage)(1)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Federated Department Stores	157	27,933	13.9%	0.6%
Sears Roebuck & Co.	127	19,442	9.7%	0.4%
J.C. Penney Co., Inc.	116	16,778	8.3%	0.9%
Dillard’s Dept. Stores	80	12,119	6.0%	0.1%
Nordstrom, Inc.	21	3,722	1.9%	0.0%
Belk, Inc.	27	3,217	1.6%	0.4%
The Bon-Ton Stores, Inc.	22	2,202	1.1%	0.3%
Target Corporation	14	1,802	0.9%	0.0%
Boscov’s Department Stores	7	1,279	0.6%	0.1%
The Neiman Marcus Group, Inc.	10	1,213	0.6%	0.1%
Lord & Taylor	8	1,074	0.5%	0.0%
Saks Incorporated	9	1,053	0.5%	0.3%

(1)          Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings
2007-2010

Property Name	Location	New Tenant	Former Tenant
Openings through March 31, 2007
Circle Centre	Indianapolis, IN	Carson Pirie Scott	Parisian
Eastland Mall	Evansville, IN	Dillard’s	L.S. Ayres
Lakeline Mall	Austin, TX	Dillard’s	Mervyn’s
Orange Park Mall	Jacksonville, FL	Dick’s Sporting Goods	N/A
Openings Projected for the Remainder of 2007
Avenues, The	Jacksonville, FL	Belk	Parisian
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy’s
Burlington Mall	Burlington, MA	Crate & Barrel	N/A
Castleton Square	Indianapolis, IN	AMC Theatres	L.S. Ayres
		Borders	L.S. Ayres
Cordova Mall	Pensacola, FL	Belk	Parisian
Firewheel Town Center	Garland, TX	Ethan Allen	N/A
Greenwood Park Mall	Indianapolis, IN	Barnes & Noble	L.S. Ayres
Gwinnett Place	Duluth, GA	Belk	Parisian
Lehigh Valley Mall	Whitehall, PA	Barnes & Noble	N/A
		Bonefish Grill	N/A
		Bravo	N/A
Lenox Square	Atlanta, GA	Neiman Marcus expansion	N/A
Markland Mall	Kokomo, IN	MC Sports	N/A
North East Mall	Hurst, TX	Dick’s Sporting Goods	Saks Fifth Avenue
Northgate Mall	Seattle, WA	Barnes & Noble	N/A
		Bed Bath & Beyond	Gottschalks
		DSW	Gottschalks
Phipps Plaza	Atlanta, GA	Belk	Parisian
River Oaks Mall	Calumet City, IL	Steve & Barry’s	N/A
Smith Haven Mall	Lake Grove, NY	California Pizza Kitchen	Stern’s
		Barnes & Noble	Stern’s
		Dick’s Sporting Goods	Stern’s
		Macy’s Furniture	N/A
Upper Valley Mall	Springfield, OH	MC Sports	N/A
		Steve & Barry’s	N/A
Woodland Hills Mall	Tulsa, OK	The Cheesecake Factory	N/A

SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings
2007-2010

Property Name	Location	New Tenant	Former Tenant
Openings Projected for the Remainder of 2007
South Shore Plaza	Braintree, MA	The Cheesecake Factory	N/A
Square One Mall	Saugus, MA	Dick’s Sporting Goods	N/A
Town Center at Boca Raton	Boca Raton, FL	Crate & Barrel	N/A
Town Center at Cobb	Kennesaw, GA	Belk	Parisian
West Town Mall	Knoxville, TN	Belk	Parisian
Westminster Mall	Westminster, CA	Target	Macy’s
Openings Projected in 2008
Anderson Mall	Anderson, SC	Dillard’s	Belk Mens
Aventura Mall	Miami Beach, FL	Nordstrom	Lord & Taylor
Burlington Mall	Burlington (Boston), MA	Nordstrom	Filene’s
Fashion Mall at Keystone	Indianapolis, IN	Nordstrom	Parisian
Firewheel Town Center	Garland, TX	Dick’s Sporting Goods	N/A
Lake Square Mall	Leesburg, FL	Best Buy	N/A
Livingston Mall	Livingston, NJ	Barnes & Noble	N/A
Montgomery Mall	Montgomeryville, PA	Dick’s Sporting Goods	N/A
Northlake Mall	Atlanta, GA	Kohl’s	Parisian
Richardson Square	Richardson, TX	Lowe’s	N/A
Ross Park Mall	Pittsburgh, PA	Nordstrom	Macy’s
Springfield Mall	Springfield, PA	Target	Macy’s
Valle Vista Mall	Harlingen, TX	Circuit City	OfficeMax
West Ridge Mall	Topeka, KS	Burlington	Montgomery Ward
Openings Projected in 2009
Northshore Mall	Peabody (Boston), MA	Nordstrom	Macy’s
Tacoma Mall	Seattle, WA	Nordstrom (relocated)	Mervyn’s
Openings Projected in 2010
Quaker Bridge Mall	Lawrenceville, NJ	Neiman Marcus	N/A
		Nordstrom	N/A
South Shore Plaza	Braintree (Boston), MA	Nordstrom	Macy’s

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
1.	McCain Mall	AR	N. Little Rock	100.0%		554,156	221,394		775,550
2.	University Mall	AR	Little Rock	100.0%		364,992	153,620		518,612
3.	Brea Mall	CA	Brea (Los Angeles)	100.0%		874,802	443,669		1,318,471
4.	Coddingtown Mall	CA	Santa Rosa	50.0%		547,090	309,767		856,857
5.	Fashion Valley Mall	CA	San Diego	50.0%		1,053,305	655,810		1,709,115
6.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		536,500	329,227		865,727
7.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		428,258	270,468		698,726
8.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		677,215	472,775		1,149,990
9.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		849,153	528,773	(6)	1,377,926
10.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		716,939	491,683		1,208,622
11.	Mesa Mall (1)	CO	Grand Junction	50.0%		441,208	443,015		884,223
12.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		682,169	402,362		1,084,531
13.	Crystal Mall	CT	Waterford	74.6%		442,311	351,074		793,385
14.	Aventura Mall (1)	FL	Miami Beach	33.3%		1,257,638	662,246		1,919,884
15.	Avenues, The	FL	Jacksonville	25.0%	(2)	754,956	363,002		1,117,958
16.	Boynton Beach Mall	FL	Boynton Beach (Miami-Fort Lauderdale)	100.0%		714,210	300,299		1,014,509
17.	Coconut Point	FL	Estero (Cape Coral-Fort Myers)	50.0%		503,832	498,687		1,002,519
18.	Coral Square	FL	Coral Springs (Miami-Fort Lauderdale)	97.2%		648,144	297,715		945,859
19.	Cordova Mall	FL	Pensacola	100.0%		395,875	462,963		858,838
20.	Crystal River Mall	FL	Crystal River	100.0%		302,495	121,844		424,339
21.	Dadeland Mall	FL	Miami	50.0%		1,132,072	337,925		1,469,997
22.	DeSoto Square	FL	Bradenton (Sarasota-Bradenton)	100.0%		435,467	244,349		679,816
23.	Edison Mall	FL	Fort Myers	100.0%		742,667	309,860		1,052,527
24.	Florida Mall, The	FL	Orlando	50.0%		1,232,465	617,064		1,849,529
25.	Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%		461,852	291,977		753,829
26.	Indian River Mall	FL	Vero Beach	50.0%		445,552	302,881		748,433
27.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		296,037	263,150		559,187
28.	Melbourne Square	FL	Melbourne	100.0%		416,167	294,461		710,628
29.	Miami International Mall	FL	Miami	47.8%		778,784	295,466		1,074,250
30.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		576,051	380,150		956,201
31.	Paddock Mall	FL	Ocala	100.0%		387,378	167,733		555,111
32.	Palm Beach Mall	FL	West Palm Beach (Miami-Fort Lauderdale)	100.0%		749,288	335,073		1,084,361
33.	Port Charlotte Town Center	FL	Port Charlotte (Punta Gorda)	80.0%	(3)	458,251	323,694		781,945
34.	Seminole Towne Center	FL	Sanford (Orlando)	45.0%	(2)	768,798	367,618		1,136,416
35.	Shops at Sunset Place, The	FL	S. Miami	37.5%	(2)	0	510,056		510,056
36.	St. Johns Town Center	FL	Jacksonville	50.0%		653,291	379,230		1,032,521
37.	Town Center at Boca Raton	FL	Boca Raton (Miami-Fort Lauderdale)	100.0%		1,085,312	493,652		1,578,964
38.	Treasure Coast Square	FL	Jensen Beach	100.0%		511,372	350,808		862,180
39.	Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%		748,269	373,705		1,121,974
40.	University Mall	FL	Pensacola	100.0%		478,449	230,832		709,281
41.	Gwinnett Place	GA	Duluth (Atlanta)	68.9%		843,609	433,954		1,277,563
42.	Lenox Square	GA	Atlanta	100.0%		821,356	632,474	(6)	1,453,830
43.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,069,590	716,491		1,786,081
44.	Northlake Mall	GA	Atlanta	100.0%		665,745	296,474		962,219

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
45.	Phipps Plaza	GA	Atlanta	100.0%		472,385	346,555		818,940
46.	Town Center at Cobb	GA	Kennesaw (Atlanta)	68.9%		866,381	405,754		1,272,135
47.	Lindale Mall (1)	IA	Cedar Rapids	50.0%		305,563	387,824		693,387
48.	NorthPark Mall	IA	Davenport	50.0%		650,456	423,131		1,073,587
49.	Southern Hills Mall (1)	IA	Sioux City	50.0%		372,937	432,096		805,033
50.	SouthRidge Mall (1)	IA	Des Moines	50.0%		388,752	513,836		902,588
51.	Alton Square	IL	Alton (St. Louis)	100.0%		426,315	211,655		637,970
52.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		220,830	201,085		421,915
53.	Northfield Square Mall	IL	Bourbonnais	31.6%	(3)	310,994	246,652		557,646
54.	Northwoods Mall	IL	Peoria	100.0%		472,969	221,136		694,105
55.	Orland Square	IL	Orland Park (Chicago)	100.0%		773,295	437,717		1,211,012
56.	River Oaks Center	IL	Calumet City (Chicago)	100.0%		807,871	559,829	(6)	1,367,700
57.	SouthPark Mall	IL	Moline (Davenport - IA-Moline)	50.0%		578,056	447,509		1,025,565
58.	White Oaks Mall	IL	Springfield	77.5%		556,831	379,688		936,519
59.	Castleton Square	IN	Indianapolis	100.0%		908,481	351,510		1,259,991
60.	Circle Centre	IN	Indianapolis	14.7%		350,000	435,963	(6)	785,963
61.	College Mall	IN	Bloomington	100.0%		356,887	286,064		642,951
62.	Eastland Mall	IN	Evansville	50.0%		489,144	375,152		864,296
63.	Fashion Mall at Keystone	IN	Indianapolis	100.0%		249,721	434,366	(6)	684,087
64.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%		754,928	409,092		1,164,020
65.	Lafayette Square	IN	Indianapolis	100.0%		937,223	269,512		1,206,735
66.	Markland Mall	IN	Kokomo	100.0%		273,094	141,601		414,695
67.	Muncie Mall	IN	Muncie	100.0%		435,756	204,744		640,500
68.	Tippecanoe Mall	IN	Lafayette	100.0%		537,790	322,557		860,347
69.	University Park Mall	IN	Mishawaka (South Bend)	100.0%		499,876	319,433		819,309
70.	Washington Square	IN	Indianapolis	100.0%		616,109	348,772		964,881
71.	Towne East Square	KS	Wichita	100.0%		779,490	350,561		1,130,051
72.	Towne West Square	KS	Wichita	100.0%		619,269	332,702		951,971
73.	West Ridge Mall	KS	Topeka	100.0%		716,811	281,378		998,189
74.	Prien Lake Mall	LA	Lake Charles	100.0%		644,124	177,528		821,652
75.	Arsenal Mall	MA	Watertown (Boston)	100.0%		191,395	309,978	(6)	501,373
76.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%		0	205,751		205,751
77.	Auburn Mall	MA	Auburn (Worcester)	49.1%		417,620	174,350		591,970
78.	Burlington Mall	MA	Burlington (Boston)	100.0%		642,411	423,624		1,066,035
79.	Cape Cod Mall	MA	Hyannis	49.1%		420,199	303,618		723,817
80.	Copley Place	MA	Boston	98.1%		150,847	1,081,559	(6)	1,232,406
81.	Emerald Square	MA	North Attleboro (Providence - RI-New Bedford)	49.1%		647,372	375,108		1,022,480
82.	Greendale Mall	MA	Worcester (Boston)	49.1%		132,634	298,653	(6)	431,287
83.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%		498,000	359,317		857,317
84.	Mall at Chestnut Hill	MA	Chestnut Hill (Boston)	47.2%		297,253	180,117		477,370
85.	Northshore Mall	MA	Peabody (Boston)	49.1%		677,433	688,871		1,366,304
86.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%		538,843	371,477		910,320
87.	South Shore Plaza	MA	Braintree (Boston)	100.0%		547,287	613,687		1,160,974
88.	Square One Mall	MA	Saugus (Boston)	49.1%		608,601	324,529		933,130
89.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%		355,557	328,588		684,145
90.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%		631,602	350,966		982,568
91.	Bangor Mall	ME	Bangor	66.4%	(5)	416,582	237,528		654,110

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (CBSA)	Ownership		Anchor	Freestanding		Total
92.	Maplewood Mall	MN	Minneapolis	100.0%		588,822	341,772		930,594
93.	Miller Hill Mall	MN	Duluth	100.0%		429,508	379,858		809,366
94.	Battlefield Mall	MO	Springfield	100.0%		770,111	432,615		1,202,726
95.	Independence Center	MO	Independence (Kansas City)	100.0%		499,284	526,027		1,025,311
96.	SouthPark	NC	Charlotte	100.0%		1,044,742	533,052		1,577,794
97.	Crossroads Mall	NE	Omaha	100.0%		522,119	231,290		753,409
98.	Mall at Rockingham Park, The	NH	Salem (Boston)	24.6%		638,111	381,976		1,020,087
99.	Mall of New Hampshire, The	NH	Manchester	49.1%		444,889	362,842		807,731
100.	Pheasant Lane Mall	NH	Nashua (Manchester)	(4)		675,759	313,757		989,516
101.	Brunswick Square	NJ	East Brunswick (New York)	100.0%		467,626	299,792		767,418
102.	Livingston Mall	NJ	Livingston (New York)	100.0%		616,128	364,293		980,421
103.	Menlo Park Mall	NJ	Edison (New York)	100.0%		527,591	800,749	(6)	1,328,340
104.	Ocean County Mall	NJ	Toms River (New York)	100.0%		616,443	275,250		891,693
105.	Quaker Bridge Mall	NJ	Lawrenceville (Trenton)	38.0	%(5)	686,760	413,252		1,100,012
106.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		786,626	462,755		1,249,381
107.	Cottonwood Mall	NM	Albuquerque	100.0%		631,556	409,425		1,040,981
108.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		0	635,880		635,880
109.	Chautauqua Mall	NY	Lakewood (Jamestown)	100.0%		213,320	218,887		432,207
110.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		310,095	277,828		587,923
111.	Mall at The Source, The	NY	Westbury (New York)	25.5	%(2)	210,798	515,098		725,896
112.	Nanuet Mall	NY	Nanuet (New York)	100.0%		583,711	331,592		915,303
113.	Roosevelt Field	NY	Garden City (New York)	100.0%		1,430,425	778,689	(6)	2,209,114
114.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		743,868	449,421		1,193,289
115.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		742,214	294,513		1,036,727
116.	Westchester, The	NY	White Plains (New York)	40.0%		349,393	478,255	(6)	827,648
117.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		879,300	378,779		1,258,079
118.	Lima Mall	OH	Lima	100.0%		541,861	203,770		745,631
119.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		685,251	331,663		1,016,914
120.	Southern Park Mall	OH	Boardman (Youngstown)	100.0%		811,858	383,769		1,195,627
121.	Summit Mall	OH	Akron	100.0%		432,936	329,964		762,900
122.	Upper Valley Mall	OH	Springfield (Dayton-Springfield)	100.0%		479,418	263,062		742,480
123.	Penn Square Mall	OK	Oklahoma City	94.5%		588,137	462,581		1,050,718
124.	Woodland Hills Mall	OK	Tulsa	94.5%		706,159	381,996		1,088,155
125.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		831,439	459,189	(6)	1,290,628
126.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		500,809	535,400		1,036,209
127.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(5)	1,545,812	1,065,062	(6)	2,610,874
128.	Lehigh Valley Mall	PA	Whitehall (Allentown-Bethlehem)	37.6	%(5)	564,353	483,054	(6)	1,047,407
129.	Montgomery Mall	PA	North Wales (Philadelphia)	53.5	%(5)	684,855	434,389		1,119,244
130.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	63.2	%(5)	762,558	558,040	(6)	1,320,598
131.	Ross Park Mall	PA	Pittsburgh	100.0%		622,215	407,219		1,029,434

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (CBSA)	Ownership		Anchor	Freestanding		Total
132.	South Hills Village	PA	Pittsburgh	100.0%		655,987	485,724		1,141,711
133.	Springfield Mall (1)	PA	Springfield (Philadelphia)	38.0	%(5)	367,176	221,489		588,665
134.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		504,796	609,304	(6)	1,114,100
135.	Anderson Mall	SC	Anderson (Greenville)	100.0%		404,394	218,240		622,634
136.	Haywood Mall	SC	Greenville	100.0%		902,400	328,200		1,230,600
137.	Empire Mall (1)	SD	Sioux Falls	50.0%		497,341	547,704		1,045,045
138.	Rushmore Mall (1)	SD	Rapid City	50.0%		470,660	363,187		833,847
139.	Knoxville Center	TN	Knoxville	100.0%		597,028	383,981		981,009
140.	Oak Court Mall	TN	Memphis	100.0%		532,817	313,933	(6)	846,750
141.	Raleigh Springs Mall	TN	Memphis	100.0%		691,230	225,950		917,180
142.	West Town Mall	TN	Knoxville	50.0%		878,311	451,156		1,329,467
143.	Wolfchase Galleria	TN	Memphis	94.5%		761,648	505,415		1,267,063
144.	Barton Creek Square	TX	Austin	100.0%		922,266	508,311		1,430,577
145.	Broadway Square	TX	Tyler	100.0%		427,730	201,898		629,628
146.	Cielo Vista Mall	TX	El Paso	100.0%		793,716	449,859		1,243,575
147.	Domain, The	TX	Austin	100.0%		220,000	415,265		635,265
148.	Firewheel Town Center	TX	Garland (Dallas-Forth Worth)	100.0%		298,857	618,649	(6)	917,506
149.	Galleria, The	TX	Houston	31.5%		1,233,802	1,120,243		2,354,045
150.	Highland Mall (1)	TX	Austin	50.0%		732,000	359,126		1,091,126
151.	Ingram Park Mall	TX	San Antonio	100.0%		750,888	375,334		1,126,222
152.	Irving Mall	TX	Irving (Dallas-Fort Worth)	100.0%		637,415	406,687		1,044,102
153.	La Plaza Mall	TX	McAllen	100.0%		776,397	427,221		1,203,618
154.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		745,179	339,209		1,084,388
155.	Longview Mall	TX	Longview	100.0%		402,843	209,321		612,164
156.	Midland Park Mall	TX	Midland	100.0%		339,113	279,429		618,542
157.	North East Mall	TX	Hurst (Dallas-Fort Worth)	100.0%		1,094,589	452,473		1,547,062
158.	Rolling Oaks Mall	TX	San Antonio	100.0%		596,308	285,809		882,117
159.	Sunland Park Mall	TX	El Paso	100.0%		575,837	342,163		918,000
160.	Valle Vista Mall	TX	Harlingen	100.0%		389,781	265,975		655,756
161.	Apple Blossom Mall	VA	Winchester	49.1%		229,011	213,778		442,789
162.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		381,153	190,575		571,728
163.	Chesapeake Square	VA	Chesapeake (Virginia Beach-Norfolk)	75.0	%(3)	534,760	271,701		806,461
164.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		472,729	517,499	(6)	990,228
165.	Valley Mall	VA	Harrisonburg	50.0%		315,078	190,679		505,757
166.	Virginia Center Commons	VA	Glen Allen (Richmond)	100.0%		506,639	280,958		787,597
167.	Columbia Center	WA	Kennewick	100.0%		408,052	346,062		754,114
168.	Northgate Mall	WA	Seattle	100.0%		612,073	290,883		902,956
169.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		924,045	406,990		1,331,035
170.	Bay Park Square	WI	Green Bay	100.0%		447,508	267,576		715,084
171.	Forest Mall	WI	Fond Du Lac	100.0%		327,260	174,031		501,291
	Total Regional Mall GLA					100,574,721	65,661,385		166,236,106

FOOTNOTES:

(1)             This Property is managed by a third party.

(2)             The Operating Partnership’s direct and indirect interests in some of the Properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)             The Operating Partnership receives substantially all the economic benefit of the Property due to a preference, advance, or other partnership arrangement.

(4)             The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this Property.

(5)             The Operating Partnership’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments or an affiliate of Kravco Simon Investments.

(6)             Mall & Freestanding GLA includes office space as follows:
Arsenal Mall—105,807 sq. ft.
Century III Mall—35,929 sq. ft.
Circle Centre Mall—9,123 sq. ft.
Copley Place—856,586 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Fashion Mall at Keystone, The—10,927 sq. ft.
Firewheel Town Center—75,000 sq. ft.
Greendale Mall—119,860 sq. ft.
King of Prussia Mall—13,627 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Lenox Square—2,674 sq. ft.
Menlo Park Mall—50,482 sq. ft.
Oak Court Mall—126,067 sq. ft.
Oxford Valley Mall—109,832 sq. ft.
Plaza Carolina—28,192 sq. ft.
River Oaks Center—117,507 sq. ft.
Roosevelt Field—1,610 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Domain—92,955 sq. ft.
The Westchester—820 sq. ft.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of March 31, 2007

	As of or for the Three Months Ended March 31,
	2007	2006
Total Number of U.S. Premium Outlet Centers	36	34
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	14.0	13.1
Occupancy(1)	99.1%	99.3%
Comparable sales per square foot(1)	$485	$444
Average base rent per square foot(1)	$24.84	$23.85

	Total	%
Average Base Rent Per Square Foot(1)	Center	Change
3/31/07	$24.84	4.2%
3/31/06	23.85
12/31/06	24.23	4.6%
12/31/05	23.16	6.0%
12/31/04	21.85	7.3%
12/31/03	20.36	n/a

Leasing Activity During the Period(1):

	Average Base Rent(2)		Amount of Change
	Lease	Store Closings/	(Referred to as
	Signings	Lease Expirations	“Leasing Spread”)
2007 (YTD)	$29.19	$22.59	$6.60	29.2%
2006	29.95	22.87	7.08	31.0%
2005	26.48	21.91	4.57	20.9%
2004	22.78	20.02	2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)          For all owned gross leasable area.

(2)          Represents the average base rent for tenants who signed leases compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of March 31, 2007

			Weighted
			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 3/31/07
2007 (4/1-12/31)	204	737,383	$20.64
2008	395	1,589,491	$24.60
2009	400	1,671,545	$22.56
2010	504	2,260,162	$23.91
2011	447	1,940,793	$24.41
2012	368	1,553,631	$24.16
2013	248	1,118,754	$25.20
2014	208	664,483	$29.76
2015	195	668,913	$30.83
2016	226	698,407	$36.37
2017	218	712,232	$29.87
2018 and Thereafter	52	177,774	$31.62

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of March 31, 2007

(Sorted by percentage of total Simon Group base minimum rent)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Phillips—Van Heusen Corporation	171	805	0.4%	0.8%
Jones Retail Corporation	148	498	0.2%	0.5%
Adidas Promotional Retail Operations, Inc.	53	438	0.2%	0.4%
The Gap, Inc.	72	655	0.3%	0.4%
Nike Retail Services, Inc.	51	488	0.2%	0.3%
The William Carter Company, Inc.	66	319	0.2%	0.3%
Brown Group Retail, Inc.	65	282	0.1%	0.3%
LCI Holdings, Inc.	58	402	0.2%	0.3%
Tommy Hilfiger Retail Operations, Inc.	40	250	0.1%	0.2%
VF Outlet	60	368	0.2%	0.2%

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo	100.0%	454,089
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	287,936
3.	Desert Hills Premium Outlets	CA	Cabazon (Riverside)	100.0%	498,837
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	299,328
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,305
6.	Napa Premium Outlets	CA	Napa	100.0%	179,348
7.	Petaluma Village Premium Outlets	CA	Petaluma (Santa Rosa)	100.0%	195,837
8.	Vacaville Premium Outlets	CA	Vacaville	100.0%	444,212
9.	Clinton Crossing Premium Outlets	CT	Clinton (Hartford)	100.0%	276,163
10.	Orlando Premium Outlets	FL	Orlando	100.0%	435,695
11.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,489
12.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,757
13.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
14.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,800
15.	Edinburgh Premium Outlets	IN	Edinburgh (Columbus)	100.0%	377,717
16.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,314
17.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	615,713
18.	Kittery Premium Outlets	ME	Kittery (Portland)	100.0%	262,506
19.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,534
20.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,381
21.	Carolina Premium Outlets	NC	Smithfield (Raleigh)	100.0%	439,445
22.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	173,067
23.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,775
24.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	477,002
25.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	434,978
26.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,577
27.	Woodbury Common Premium Outlets	NY	Central Valley	100.0%	844,179
28.	Aurora Farms Premium Outlets	OH	Aurora (Akron)	100.0%	300,218
29.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,815
30.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,774
31.	Allen Premium Outlets	TX	Allen (Dallas-Ft. Worth)	100.0%	413,492
32.	Rio Grande Valley Premium Outlets	TX	Mercedes (McAllen)	100.0%	403,207
33.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	431,621
34.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	463,288
35.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	402,668
36.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,585
	Total U.S. Premium Outlet Centers GLA				14,035,498

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information
As of March 31, 2007

	As of or for the
	Three Months Ended
	March 31,
	2007	2006
Total Number of Community/Lifestyle Centers	68	71
Total Community/Lifestyle Center GLA (in millions of square feet)	19.2	19.4
Occupancy(1)
Consolidated Assets	91.4%	87.6%
Unconsolidated Assets	96.4%	96.0%
Total Portfolio	93.1%	90.3%
Average rent per square foot(1)
Consolidated Assets	$12.06	$11.77
Unconsolidated Assets	$11.70	$10.89
Total Portfolio	$11.94	$11.47

Average Base Rent Per Square Foot(1)

	Total	%
	Center	Change
3/31/07	$11.94	4.1%
3/31/06	11.47
12/31/06	11.82	3.6%
12/31/05	11.41	4.6%
12/31/04	10.91	3.0%
12/31/03	10.59	4.6%
12/31/02	10.12	3.0%

Leasing Activity During the Period(1):

	Average Base Rent(2)		Amount of Change
	Lease	Store Closings/	(Referred to as
	Signings	Lease Expirations	“Leasing Spread”)
2007 (YTD)	$15.79	$16.10	$(0.31)	-1.9%
2006	12.47	10.49	1.98	18.9%
2005	15.89	11.44	4.45	38.9%
2004	12.01	11.16	0.85	7.6%
2003	12.38	10.48	1.90	18.1%
2002	10.19	8.39	1.80	21.5%

(1)          For all owned gross leasable area.

(2)          Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)
As of March 31, 2007

			Avg. Base Rent
	Number of	Square	per Square Foot
Year	Leases Expiring	Feet	at 3/31/07
Mall Stores & Freestanding
Month to Month Leases	44	117,091	$13.45
2007 (4/1-12/31)	91	260,126	$16.20
2008	241	713,375	$14.81
2009	174	529,860	$15.43
2010	214	704,859	$18.66
2011	200	685,908	$18.57
2012	75	318,776	$16.80
2013	21	115,121	$16.04
2014	30	172,120	$18.77
2015	55	274,159	$21.05
2016	39	189,523	$19.83
2017	19	79,499	$20.80
2018 and Thereafter	27	128,590	$23.60
Specialty Leasing Agreements w/ terms in excess of 12 months	8	40,591	$4.41
Anchor Tenants
Month to Month Leases	5	148,229	$6.59
2007 (4/1-12/31)	7	259,241	$6.03
2008	18	469,977	$9.24
2009	25	859,447	$7.16
2010	31	920,017	$11.80
2011	22	900,299	$7.00
2012	13	438,372	$9.21
2013	15	463,039	$7.75
2014	12	464,768	$9.58
2015	19	681,271	$10.51
2016	24	800,772	$9.99
2017	17	730,115	$8.86
2018 and Thereafter	32	1,460,741	$11.19
Specialty Leasing Agreements w/ terms in excess of 12 months	4	156,999	$0.82

(1)          Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants
As of March 31, 2007

(Sorted by percentage of total Simon Group square footage)(1)

			Percent of	Percent of
	Number	Square	Total	Total Simon
	of	Feet	Simon Group	Group Base
Tenant	Stores	(000’s)	Sq. Ft.	Min. Rent
Target Corporation	11	1,382	0.7%	0.0%
Wal-Mart Stores, Inc.	9	1,009	0.5%	0.0%
Kohl’s Department Stores, Inc.	10	913	0.5%	0.2%
Best Buy Company, Inc.	18	738	0.4%	0.3%
TJX Companies, Inc.	22	690	0.3%	0.2%
Schottenstein Stores Corp.	14	674	0.3%	0.1%
Burlington Coat Factory	7	441	0.2%	0.1%
Bed Bath & Beyond, Inc.	13	398	0.2%	0.2%
Dick’s Sporting Goods, Inc.	7	344	0.2%	0.1%
Office Max, Inc.	13	336	0.2%	0.1%

(1)          Includes space leased and owned by the anchor.

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (CBSA)	Ownership		Anchor	Freestanding	Total
1.	Plaza at Buckland Hills, The	CT	Manchester (Hartford)	35.0	%(2)	252,179	82,214	334,393
2.	Gaitway Plaza	FL	Ocala	23.3	%(2)	123,027	85,713	208,740
3.	Highland Lakes Center	FL	Orlando	100.0%		352,405	140,871	493,276
4.	Indian River Commons	FL	Vero Beach	50.0%		233,358	19,396	252,754
5.	Royal Eagle Plaza	FL	Coral Springs (Miami-Ft. Lauderale)	35.0	%(2)	124,479	77,624	202,103
6.	Terrace at the Florida Mall	FL	Orlando	100.0%		289,252	42,731	331,983
7.	Waterford Lakes Town Center	FL	Orlando	100.0%		622,244	329,446	951,690
8.	West Town Corners	FL	Altamonte Springs (Orlando)	23.3	%(2)	263,782	121,477	385,259
9.	Westland Park Plaza	FL	Orange Park (Jacksonville)	23.3	%(2)	123,548	39,606	163,154
10.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		341,503	99,109	440,612
11.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		467,513	162,846	630,359
12.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		327,418	76,338	403,756
13.	Crystal Court	IL	Crystal Lake (Chicago)	35.0	%(2)	201,993	76,977	278,970
14.	Forest Plaza	IL	Rockford	100.0%		324,794	100,584	425,378
15.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		170,789	44,673	215,462
16.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		261,856	109,396	371,252
17.	Lincoln Crossing	IL	O’Fallon (St. Louis)	100.0%		229,820	13,446	243,266
18.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		230,885	40,070	270,955
19.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		190,323	114,747	305,070
20.	White Oaks Plaza	IL	Springfield	100.0%		275,703	115,723	391,426
21.	Willow Knolls Court	IL	Peoria	35.0	%(2)	341,328	41,049	382,377
22.	Brightwood Plaza	IN	Indianapolis	100.0%		20,450	18,043	38,493
23.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		161,281	336,375	497,656
24.	Eastland Convenience Center	IN	Evansville	50.0%		161,849	13,790	175,639
25.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		134,141	21,178	155,319
26.	Griffith Park Plaza	IN	Griffith (Chicago)	100.0%		175,595	88,455	264,050
27.	Keystone Shoppes	IN	Indianapolis	100.0%		0	29,140	29,140
28.	Markland Plaza	IN	Kokomo	100.0%		49,051	41,476	90,527
29.	Muncie Plaza	IN	Muncie	100.0%		271,626	27,195	298,821
30.	New Castle Plaza	IN	New Castle	100.0%		24,912	66,736	91,648
31.	Northwood Plaza	IN	Fort Wayne	100.0%		136,404	71,841	208,245
32.	Teal Plaza	IN	Lafayette	100.0%		98,337	2,750	101,087
33.	Tippecanoe Plaza	IN	Lafayette	100.0%		85,811	4,711	90,522
34.	University Center	IN	Mishawaka (South Bend)	100.0%		104,347	46,177	150,524
35.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0	%(2)	414,593	134,956	549,549
36.	Washington Plaza	IN	Indianapolis	100.0%		21,500	28,607	50,107
37.	West Ridge Plaza	KS	Topeka	100.0%		182,161	71,459	253,620
38.	Park Plaza	KY	Hopkinsville	100.0%		82,398	32,526	114,924
39.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		286,081	108,690	394,771
40.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		235,642	51,831	287,473
41.	Ridgewood Court	MS	Jackson	35.0	%(2)	185,939	54,732	240,671
42.	Dare Centre	NC	Kill Devil Hills	100.0%		127,172	41,391	168,563
43.	MacGregor Village	NC	Cary (Raleigh)	100.0%		0	144,119	144,119
44.	North Ridge Shopping Center	NC	Raleigh	100.0%		43,247	123,330	166,577
45.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		99,556	49,355	148,911
46.	Rockaway Plaza	NJ	Rockaway (New York)	100.0%		320,581	138,236	458,817
47.	Cobblestone Court	NY	Victor (Rochester)	35.0	%(2)	206,680	58,781	265,461

						Gross Leasable Area
				Legal			Mall &
	Property Name	State	City (CBSA)	Ownership		Anchor	Freestanding	Total
48.	Boardman Plaza	OH	Youngstown	100.0%		408,007	198,230	606,237
49.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		159,194	4,910	164,104
50.	Lima Center	OH	Lima	100.0%		189,584	47,294	236,878
51.	Eastland Plaza	OK	Tulsa	100.0%		152,451	33,623	186,074
52.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3	%(3)	81,368	20,374	101,742
53.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0	%(3)	72,683	34,690	107,373
54.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	63.2	%(3)	251,224	16,007	267,231
55.	Whitehall Mall	PA	Whitehall	38.0	%(3)	493,475	94,609	588,084
56.	Charles Towne Square	SC	Charleston	100.0%		71,794	0	71,794
57.	Empire East(1)	SD	Sioux Falls	50.0%		275,089	22,189	297,278
58.	Knoxville Commons	TN	Knoxville	100.0%		171,563	8,900	180,463
59.	Arboretum at Great Hills	TX	Austin	100.0%		35,773	167,628	203,401
60.	Gateway Shopping Centers	TX	Austin	95.0%		329,576	182,699	512,275
61.	Ingram Plaza	TX	San Antonio	100.0%		52,231	59,287	111,518
62.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		275,754	111,709	387,463
63.	Shops at Arbor Walk, The	TX	Austin	100.0%		156,857	223,298	380,155
64.	Shops at North East Mall, The	TX	Hurst (Dallas-Ft. Worth)	100.0%		265,595	99,148	364,743
65.	Wolf Ranch	TX	Georgetown (Austin)	100.0%		395,071	218,908	613,979
66.	Chesapeake Center	VA	Chesapeake (Virginia Beach-Norfolk)	100.0%		213,651	92,284	305,935
67.	Fairfax Court	VA	Fairfax (Washington, D.C.)	26.3	%(2)	169,043	80,615	249,658
68.	Martinsville Plaza	VA	Martinsville	100.0%		88,470	13,635	102,105
	Total Community/Lifestyle Center GLA					13,686,006	5,469,953	19,155,959

FOOTNOTES:

(1)              This Property is managed by a third party.

(2)              Outside partner receives substantially all of the economic benefit due to a partner preference.

(3)              The Operating Partnership’s indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP
International Operational Information(1)
As of March 31, 2007

	As of or for the Three Months Ended March 31,
	2007	2006
International Premium Outlets (Japan)
Total Number of Premium Outlets	5	5
Total GLA (in millions of square feet)	1.4	1.4
Occupancy	100%	100%
Comparable sales per square foot	¥89,554	¥87,994
Average base rent per square foot	¥4,654	¥4,634
European Shopping Centers
Total Number of Shopping Centers	53	51
Total GLA (in millions of square feet)	12.2	11.1
Occupancy	97.6%	97.2%
Comparable sales per square foot	€395	€379
Average rent per square foot	€26.55	€26.52

(1)          Does not include Premium Outlets Punta Norte in Mexico.

SIMON PROPERTY GROUP
International Property Listing

			SPG		Gross Leasable Area(1)
			Effective		Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)		Anchor(4)	Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	50.0%		132,400	408,900	541,300
2.	Bay 1	Torcy (Paris)	50.0%		—	336,300	336,300
3.	Bel’Est	Bagnolet (Paris)	17.5%		150,700	63,000	213,700
4.	Villabé A6	Villabé (Paris)	7.5%		102,300	104,500	206,800
5.	Wasquehal	Wasquehal (Lille)	50.0%		129,200	105,300	234,500
	Subtotal France				514,600	1,018,000	1,532,600
	ITALY
	Ancona:
6.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
7.	Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
	Ascoli Piceno:
8.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
9.	Porto Sant’Elpidio	Porto Sant’Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
	Bari:
10.	Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
11.	Modugno	Modugno (Bari)	49.0%		96,900	46,600	143,500
	Bergamo:
12.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
	Brescia:
13.	Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
14.	Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
	Brindisi:
15.	Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
	Cagliari:
16.	Marconi	Marconi (Cagliari)	49.0	%(3)	83,500	109,900	193,400
17.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	75,900	114,800	190,700
	Catania:
18.	La Rena	La Rena (Catania)	49.0%		124,100	22,100	146,200
19.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
	Lecco:
20.	Merate	Merate (Lecco)	49.0	%(3)	73,500	88,500	162,000
	Milan (Milano):
21.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	163,800	120,100	283,900
22.	Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
23.	Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
24.	Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
	Naples (Napoli):
25.	Giugliano	Giugliano (Napoli)	19.6	%(5)	130,000	618,300	748,300
26.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	98,000	94,900	192,900
27.	Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
	Olbia:
28.	Olbia	Olbia	49.0	%(3)	49,000	48,800	97,800
	Padova:
29.	Padova	Padova	49.0%		73,300	32,500	105,800

SIMON PROPERTY GROUP
International Property Listing

			SPG		Gross Leasable Area(1)
			Effective		Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)		Anchor(4)	Freestanding	Total
	Palermo:
30.	Palermo	Palermo	49.0%		73,100	9,800	82,900
	Pesaro:
31.	Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
	Pescara:
32.	Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
33.	Pescara	Pescara	49.0%		96,300	65,200	161,500
	Piacenza:
34.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
	Rome (Roma):
35.	Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
36.	Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
	Sassari:
37.	Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
38.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
	Taranto:
39.	Taranto	Taranto	49.0%		75,200	126,500	201,700
	Turin (Torino):
40.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
41.	Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
42.	Torino	Torino	49.0%		105,100	66,700	171,800
43.	Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
	Venice (Venezia):
44.	Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
	Verona:
45.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600
	Vicenza:
46.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500
	Subtotal Italy				3,557,400	4,038,100	7,595,500
	POLAND
47.	Arkadia Shopping Center	Warsaw	50.0%		202,100	902,200	1,104,300
48.	Borek Shopping Center(6)	Wroclaw	50.0%		119,900	129,300	249,200
49.	Dabrowka Shopping Center(6)	Katowice	50.0%		121,000	172,900	293,900
50.	Arena Shopping Center(6)	Gliwice	50.0%		140,700	239,000	379,700
51.	Turzyn Shopping Center(6)	Szczecin	50.0%		87,200	121,900	209,100
52.	Wilenska Station Shopping Center	Warsaw	50.0%		92,700	215,900	308,600
53.	Zakopianka Shopping Center(6)	Krakow	50.0%		120,200	425,400	545,600
	Subtotal Poland				883,800	2,206,600	3,090,400
	JAPAN
54.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	385,500	385,500
55.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	320,600	320,600
56.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	316,500	316,500
57.	Toki Premium Outlets	Toki (Nagoya)	40.0%		—	228,800	228,800
58.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	187,000	187,000
	Subtotal Japan				—	1,438,400	1,438,400

SIMON PROPERTY GROUP
International Property Listing

			SPG	Gross Leasable Area(1)
			Effective	Hypermarket/	Mall &
	Property Name	City (Metropolitan area)	Ownership(5)	Anchor(4)	Freestanding	Total
	MEXICO
59.	Premium Outlets Punta Norte	Mexico City	50.0%	—	231,900	231,900
	Subtotal Mexico			—	231,900	231,900
	TOTAL INTERNATIONAL ASSETS			4,955,800	8,933,000	13,888,800

FOOTNOTES:

(1)        All gross leasable area listed in square feet.

(2)        This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)        This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)        Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)        On April 4, 2007, Gallerie Commerciali Italia (the Italian joint venture in which the Company owns a 49% interest) acquired the remaining 60% interest in this center.

(6)        On April 17, 2007, the Company’s Simon Ivankoe joint venture signed a definitive agreement to sell five non-cash assets in Poland.  The transaction is expected to close within the next 60 days, after customary regulatory approvals are obtained.

SIMON PROPERTY GROUP
Capital Expenditures in the U.S. Portfolio
For the Three Months Ended March 31, 2007
(In thousands)

		Unconsolidated Entities
			Simon
	Consolidated		Group’s
	Properties	Total	Share
New development projects	$114,752	$104,414	$49,123
Redevelopment projects with incremental GLA and/or Anchor Replacement	69,928	34,221	13,487
Renovations with no incremental GLA	221	—	—
Tenant allowances:
Retail	24,138	5,429	2,056
Office portion of retail	842	—	—
Operational capital expenditures at properties:
CAM expenditures(1)	2,105	849	384
Non-CAM expenditures	3,508	2,104	1,037
Totals	$215,494	$147,017	$66,087
Plus (Less): Conversion from accrual to cash basis	(9,816)	(19,396)
Capital Expenditures for the Three Months Ended 3/31/07(2)	$205,678	$127,621
Capital Expenditures for the Three Months Ended 3/31/06(2)	$136,293	$77,275

(1)          Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)          Agrees with the line item “Capital expenditures” on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2007

								Construction-in-Progress
		The				The			Unconsolidated Entities
Property/ Location	Project Description	Company’s Ownership Percentage	Projected Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)	Company’s Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company’s Share
New Development Projects:
Hamilton Town Center Noblesville (Indianapolis), IN	950,000 square foot center with a town center component anchored by Hamilton 16 IMAX, Borders Books & Music, Dick’s Sporting Goods and Old Navy and a community center component anchored by JCPenney, Bed Bath & Beyond, DSW and Ulta	50%	5/08	$ 126	$ 118	$ 59	10%	—	$ 16.8	$ 8.4
Houston Premium Outlets Houston, TX	433,000 square foot upscale outlet center	100%	5/08	$ 135	$ 96	$ 96	14%	$ 24.3	—	—
Palms Crossing McAllen, TX	385,000 square foot community center anchored by Beall’s, DSW, Barnes & Noble, Babies “R” Us, Sports Authority, Guitar Center and Cavendar’s Boot City	100%	11/07	$ 76	$ 65	$ 65	8%	$ 24.7	—	—
Philadelphia Premium Outlets Limerick, PA	430,000 square foot upscale outlet center	100%	11/07	$ 119	$ 119	$ 119	12%	$ 47.9	—	—
Pier Park Panama City Beach, FL	920,000 square foot hybrid community/lifestyle center anchored by Target, Dillard’s, JCPenney, Grand 16 Theatre, Borders Books & Music, Old Navy, Ron Jon Surf Shop and Jimmy Buffett’s Margaritaville	100%	10/06 (Target) 5/07 (Theatre) 3/08 (All other)	$ 155	$ 126	$ 126	9%	$ 49.0	—	—
Village at SouthPark, The Charlotte, NC	Street-level retail project comprised of 48,000 square feet of small shops along with a 33,000 square foot Crate & Barrel. Contains separate residential component.	100%	11/06 (Crate & Barrel) Summer 2007 (Other retail)	$ 33	$ 26	$ 26	11%	$ 17.2	—	—
Significant Redevelopment Projects with Incremental GLA
Aventura Mall N. Miami Beach, FL	Addition of Nordstrom in former Lord & Taylor building; addition of small shops and parking deck	33%	3/08	$ 124	$ 124	$ 41	8%	—	$ 4.8	$ 1.6
Burlington Mall Burlington (Boston), MA	Acquisition of former Filene’s building and addition of Nordstrom and small shops; Crate & Barrel relocation	100%	9/07 (Crate & Barrel) 3/08 (Nordstrom & shops)	$ 78	$ 78	$ 78	11%	$ 43.9	—	—
Castleton Square Indianapolis, IN	Acquisition of former L.S. Ayres building and addition of lifestyle component with AMC Theatres and Borders	100%	11/07	$ 40	$ 40	$ 40	8%	$ 13.5	—	—
Greenwood Park Mall Greenwood (Indianapolis), IN	Acquisition of former L.S. Ayres building and addition of lifestyle component with Barnes & Noble and small shops	100%	11/07	$ 42	$ 42	$ 42	7%	$ 12.2	—	—
Las Vegas Premium Outlets Las Vegas, NV	104,000 square foot phase II of upscale outlet center, including the addition of two five-level parking garages	100%	11/07	$ 59	$ 56	$ 56	13%	$ 20.8	—	—
Lehigh Valley Mall Whitehall, PA	Addition of a lifestyle component consisting of Barnes & Noble, Pottery Barn, Williams-Sonoma, Bonefish Grill and Bravo; includes renovation and addition of outlots	38%	10/07	$ 43	$ 42	$ 16	9%	—	$ 17.3	$ 6.5

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2007

								Construction-in-Progress
		The Company’s		Projected	Projected	The Company’s	Stabilized		Unconsolidated Entities
		Ownership	Projected	Gross Cost (1)	Net Cost	Share of	Rate of	Consolidated			The Company’s
Property/ Location	Project Description	Percentage	Opening	(in millions)	(in millions)	Net Cost	Return	Properties	Total		Share
Significant Redevelopment Projects with Incremental GLA
Lenox Square Atlanta, GA	Neiman Marcus expansion; addition of second level of small shops and renovation of the atrium area	100%	10/07	$ 53	$ 46	$ 46	8%	$ 28.0	—		—
Northgate Mall Seattle, WA	Addition of Barnes & Noble Panera Bread, Macaroni Grill, Starbucks and Gene Juarez Spa in a lifestyle component; creation of two outparcels	100%	8/07	$ 49	$ 44	$ 44	8%	$ 28.2	—		—
Ross Park Mall Pittsburgh, PA	Addition of Nordstrom and small shops	100%	10/08	$ 32	$ 25	$ 25	8%	$ 1.9	—		—
Smith Haven Mall Lake Grove (New York), NY	Mall renovation and addition of lifestyle component consisting of Dick’s Sporting Goods, Barnes & Noble, California Pizza Kitchen, The Cheesecake Factory and small shops; addition of Macy’s Furniture	25%	11/06 (renov & Cheesecake) 6/07 (all other)	$ 72	$ 65	$ 16	10%	—	$ 37.7	(3)	$ 9.4 (3)
St. Johns Town Center - Phase II Jacksonville, FL	200,000 square foot small shop expansion including the addition of Mitchell’s Fish Market and The Capital Grille	50%	10/07	$ 79	$ 75	$ 38	10%	—	$ 30.6		$ 15.3
Town Center at Boca Raton Boca Raton, FL	Lifestyle addition anchored by Crate & Barrel	100%	11/07	$ 69	$ 69	$ 69	7%	$ 13.8	—		—
Other Redevelopment Projects with Incremental GLA
Allen Premium Outlets Allen (Dallas), TX	28,000 square foot expansion adding Neiman Marcus Last Call	100%	5/07
Columbia Center Kennewick, WA	Lifestyle addition	100%	11/07
Lakeline Mall Austin, TX	Reconfiguration of center court, add or expand tenant spaces	100%	12/07
Livingston Mall Livingston, NJ	Addition of Barnes & Noble, expansion of Modell’s and food court addition	100%	3/08
	Subtotal Other Redevelopment Projects with Incremental GLA			$ 40	$ 39	$ 39	7%	$ 9.6	—		—

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2007

								Construction-in-Progress
		The				The			Unconsolidated
		Company’s		Projected	Projected	Company’s	Stabilized		Entities
		Ownership	Projected	Gross Cost (1)	Net Cost	Share of	Rate of	Consolidated		The Company’s
Property/ Location	Project Description	Percentage	Opening	(in millions)	(in millions)	Net Cost	Return	Properties	Total	Share
Anchor/Big Box/Theater Activity
Arsenal Mall Watertown (Boston), PA	Expansion of Filene’s Basement	100%	12/07
Boynton Beach Mall Boynton Beach, FL	Addition of Muvico Theater	100%	5/07
Montgomery Mall North Wales (Philadelphia), PA	Addition of Dick’s Sporting Goods	54%	4/08
North East Mall Hurst, TX	Redevelopment of former Saks Fifth Avenue building into Dick’s Sporting Goods	100%	12/07
Northgate Mall Seattle, WA	Addition of Bed Bath & Beyond and DSW	100%	10/07
Northshore Mall Peabody (Boston), MA	Expansion of Filene’s Basement	49%	12/07
South Shore Plaza Braintree, MA	Addition of The Cheesecake Factory	100%	7/07
Square One Mall Saugus (Boston), MA	Addition of Dick’s Sporting Goods	49%	5/07
	Subtotal Anchor/Big Box/Theater Activity			$81	$62	$49	11%	$21.7	$10.1	$5.0
Asset Intensification
Castleton Square Indianapolis, IN	Self-storage	50%	12/07
Firewheel Town Center Garland, TX	Residential	50%	7/07
University Mall Pensacola, FL	Self-storage	50%	4/07
Village at SouthPark, The Charlotte, NC	Residential	40%	6/07
	Subtotal Asset Intensification			$102	$95	$40	8%	—	$57.9	$24.9
Miscellaneous								$15.6	$23.6	$8.2
Total Construction in Progress(2)								$372.3	$198.8	$79.3
Land Held for Development								$83.9	$371.7	$150.8

*                       Cost and return are based upon current budget assumptions. Actual results may vary.

(1)                 Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(2)                 Does not include the Company’s international properties.

(3)                 Excludes costs transferred to fixed asset accounts (Total = $16.2 million; SPG’s share = $4.0 million)

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of March 31, 2007

			The Company’s
			Ownership		Projected
Shopping center/			Percentage		Net Cost*
Location (Metropolitan area)	Project Description	Anchors/ Major Tenants	of Project	Opening	(in millions)
New Development Projects:
Europe:
Argine—Napoli, Italy	300,000 square foot center anchored by a hypermarket with approximately 75 shops	Auchan	24.0%	Summer 2008	€64
Cinisello—Milano, Italy	400,000 square foot center anchored by a hypermarket with approximately 100 shops	Auchan	49.0%	Fall 2007	€129
Nola—Napoli, Italy	1.0 million square foot center including a hypermarket and department store	Auchan, Coin, Holiday Inn, Media World	22.1%	Fall 2007	€165	(1)
Porta di Roma—Roma, Italy	1.3 million square foot center including a hypermarket, department store and do-it-yourself centers	Auchan, Leroy Merlin, UGC Theatres, Ikea (opened 6/05), Media World, Decathlon	19.6%	Summer 2007	€235
Asia:
Changshu, China	470,000 square foot center anchored by a hypermarket with approximately 140 shops	Wal-Mart	32.5%	Winter (Q1) 2008	CNY 517
Hangzhou, China	300,000 square foot center anchored by a hypermarket with approximately 85 shops	Wal-Mart	32.5%	Fall (Q3) 2008	CNY 435
Kobe Sanda Premium Outlets—Kobe, Japan	185,000 square foot upscale outlet center	Banana Republic, GAP, Gucci, Hugo Boss, Lora Piana, Salvatore Ferragamo	40.0%	July 2007	JPY 5,900
Suzhou, China	750,000 square foot center anchored by a hypermarket and theater with approximately 200 shops	Wal-Mart	32.5%	Spring (Q1) 2009	CNY 889
Yeoju Premium Outlets—Yeoju, South Korea	253,000 square foot upscale outlet center	Armani, Burberry, Dunhill, Ermenegildo Zegna, Salvatore Ferragamo	50.0%	June 2007	KRW 64,745
Zhengzhou, China	440,000 square foot center anchored by a hypermarket and theater with approximately 90 shops	Wal-Mart	32.5%	Spring 2008	CNY 506
Other projects (1 leasehold development, 1 leasehold extension)					€1

*                      Cost is based upon current budget assumptions. Actual results may vary.

(1)              The Company is not obligated to fund its share of €22 million increase in project costs from €143 million to €165 million.

SIMON PROPERTY GROUP
The Company’s Share of Total Debt Amortization and Maturities by Year(1)
As of March 31, 2007
(In thousands)

Year	The Company’s Share of Secured Consolidated Debt	The Company’s Share of Unsecured Consolidated Debt	The Company’s Share of Unconsolidated Joint Venture Debt	The Company’s Share of Total Debt
2007	605,143	1,055,000	70,825	1,730,968
2008	456,867	350,000	358,001	1,164,868
2009	742,682	900,000	187,432	1,830,114
2010	885,818	1,100,000	538,374	2,524,192
2011	520,951	3,280,850	567,207	4,369,008
2012	355,679	1,450,000	289,965	2,095,644
2013	199,750	425,000	204,652	829,402
2014	399,207	700,000	151,389	1,250,596
2015	1,697	1,200,000	433,592	1,635,289
2016	40,416	1,300,000	585,265	1,925,681
2017	214,403	500,000	63,880	778,283
Thereafter	22,045	200,000	0	222,045
Face Amounts of Indebtedness	4,444,658	12,460,850	3,450,582	20,356,090
Premiums (Discounts) on Indebtedness, Net	36,206	19,939	(676)	55,469
Fair Value of Interest Rate Swaps Agreements	0	(7,368)	0	(7,368)
The Company’s Share of Total Indebtedness	4,480,864	12,473,421	3,449,906	20,404,191

Debt Covenant Compliance Ratios

Senior Unsecured Notes Covenant(2)	Required	Actual	Compliance
Total Debt to Total Assets	≤65%	51%	Yes
Total Secured Debt to Total Assets	≤50%	20%	Yes
Fixed Charge Coverage Ratio	>1.50X	2.40X	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%	193%	Yes

(1)          Does not include property level debt of The Mills as a result of the closing of the March 29, 2007 tender offer

(2)          Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to the Company’s senior unsecured notes, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

SIMON PROPERTY GROUP
Summary of Indebtedness
As of March 31, 2007
(In thousands)

		The Company’s	Weighted	Weighted
	Total	Share of	Average	Average Years
	Indebtedness	Indebtedness	Interest Rate	to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,389,813	$4,193,129	6.38%	4.0
Floating Rate Debt (Hedged)(1)	95,259	95,259	6.22%	2.1
Floating Rate Debt	156,270	156,270	5.83%	2.8
Total Mortgage Debt	4,641,342	4,444,658	6.36%	3.9
Unsecured Debt
Fixed Rate	10,330,000	10,330,000	5.86%	5.5
Floating Rate Debt	300,000	300,000	5.37%	1.8
	10,630,000	10,630,000	5.78%	5.4
Revolving Corporate Credit Facility	1,520,000	1,520,000	5.70%	3.8
Revolving Credit Facility—Yen Currency	14,811	14,811	1.04%	3.8
Revolving Credit Facility—Euro Currency	296,039	296,039	4.24%	3.8
	1,830,851	1,830,850	5.42%	3.8
Total Unsecured Debt	12,460,851	12,460,850	5.78%	5.1
Premium	85,740	84,293
Discount	(28,147)	(28,148)
Fair Value Interest Rate Swaps	(7,368)	(7,368)
Consolidated Mortgages and Other Indebtedness(2)	$17,152,418	$16,954,285	5.93%	4.8
Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$7,377,178	$3,137,201	5.83%	6.0
Floating Rate Debt (Hedged)(1)	200,033	82,262	6.03%	2.2
Floating Rate Debt	415,362	178,257	5.37%	2.0
Total Mortgage Debt	7,992,573	3,397,720	5.81%	5.6
Unsecured Floating Rate Debt	107,881	52,862	4.52%	1.7
Total Unsecured Debt	107,881	52,862	4.52%	1.7
Premium	0	0
Discount	(1,377)	(676)
Joint Venture Mortgages and Other Indebtedness	$8,099,077	$3,449,906	5.81%	5.6

The Company’s Share of Total Indebtedness		$20,404,191	5.88%	4.9
Summary of the Company’s share of Fixed and Variable Rate Debt
Consolidated
Fixed	86.0%	14,579,274	6.01%	5.0
Variable	14.0%	2,375,011	5.47%	3.6
	100.0%	16,954,285	5.93%	4.8
Joint Venture
Fixed	90.9%	3,136,525	5.83%	6.0
Variable	9.1%	313,381	5.54%	2.2
	100.0%	$3,449,906	5.81%	5.6
Total Debt		20,404,191

Total Fixed Debt	86.8%	17,715,799	5.93%	5.1

Total Variable Debt	13.2%	2,688,392	5.50%	3.4

(1)             These debt obligations are hedged by interest rate cap agreements.

(2)             Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2007
(In thousands)

					Interest			The Company’s
		Maturity		Interest	Rate	Secured or	Total	Share of
Property Name		Date		Rate(1)	Type	Unsecured	Indebtedness	Indebtedness
Consolidated Indebtedness:
Gwinnett Place—1		04/01/07		7.54%	Fixed	Secured	35,439	35,439
Gwinnett Place—2		04/01/07		7.25%	Fixed	Secured	78,906	78,906
Town Center at Cobb—1		04/01/07		7.54%	Fixed	Secured	45,151	45,151
Town Center at Cobb—2		04/01/07		7.25%	Fixed	Secured	60,050	60,050
Cielo Vista Mall	(4)	05/01/07		9.38%	Fixed	Secured	47,085	47,085
McCain Mall	(4)	05/01/07		9.38%	Fixed	Secured	21,985	21,985
Valle Vista Mall	(4)	05/01/07		9.38%	Fixed	Secured	29,120	29,120
Copley Place		08/01/07		7.44%	Fixed	Secured	170,237	167,083
Simon Property Group, LP (Medium Term Notes)		09/20/07		7.13%	Fixed	Unsecured	180,000	180,000
University Park Mall		10/01/07		7.43%	Fixed	Secured	56,640	33,984
CPG Partners, LP (Sr. Notes)		10/21/07		7.25%	Fixed	Unsecured	125,000	125,000
Aventura Mall Credit Facility		10/27/07		6.32%	Variable	Secured	29,116	29,116
Simon Property Group, LP (Sr. Notes)		11/15/07		6.38%	Fixed	Unsecured	750,000	750,000
Bangor Mall		12/01/07		7.06%	Fixed	Secured	21,850	14,497
Simon Property Group, LP (MOPPRS)		06/15/08		7.00%	Fixed	Unsecured	200,000	200,000
Gilroy Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	63,710	63,710
Kittery Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	10,547	10,547
Lighthouse Place Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	43,961	43,961
Waterloo Premium Outlets	(9)	07/11/08		6.99%	Fixed	Secured	35,408	35,408
Simon Property Group, LP (Sr. Notes)		08/28/08		5.38%	Fixed	Unsecured	150,000	150,000
Stanford Shopping Center		09/11/08	(11)	3.60%	Fixed	Secured	220,000	220,000
Arsenal Mall—1		09/28/08		6.75%	Fixed	Secured	31,280	31,280
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	32,222	32,222
College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	10,657	10,657
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured	26,987	26,987
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured	55,057	55,057
Towne East Square—1		01/01/09		7.00%	Fixed	Secured	43,935	43,935
Towne East Square—2		01/01/09		6.81%	Fixed	Secured	22,220	22,220
Woodland Hills Mall		01/01/09		7.00%	Fixed	Secured	81,216	76,723
Simon Property Group, LP (Sr. Notes)		01/30/09	(16)	3.75%	Fixed	Unsecured	300,000	300,000
Simon Property Group, LP (Sr. Notes)		02/09/09		7.13%	Fixed	Unsecured	300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured	67,955	64,215
CPG Partners, LP (Sr. Notes)		03/15/09		3.50%	Fixed	Unsecured	100,000	100,000
Plaza Carolina—Fixed		05/09/09		5.10%	Fixed	Secured	94,148	94,148
Plaza Carolina—Variable Capped	(2)	05/09/09		6.22%	Variable	Secured	95,259	95,259
Plaza Carolina—Variable Floating	(2)	05/09/09		6.22%	Variable	Secured	57,154	57,154
Simon Property Group, LP (Sr. Notes)		07/15/09		7.00%	Fixed	Unsecured	150,000	150,000
CPG Partners, LP (Sr. Notes)		08/17/09		8.63%	Fixed	Unsecured	50,000	50,000
Bloomingdale Court	(8)	11/01/09		7.78%	Fixed	Secured	27,422	27,422
Forest Plaza	(8)	11/01/09		7.78%	Fixed	Secured	15,041	15,041
Lake View Plaza	(8)	11/01/09		7.78%	Fixed	Secured	19,993	19,993

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2007
(In thousands)

				Interest				The Company’s
		Maturity	Interest	Rate	Secured or		Total	Share of
Property Name		Date	Rate(1)	Type	Unsecured		Indebtedness	Indebtedness
Lakeline Plaza	(8)	11/01/09	7.78%	Fixed	Secured		21,920	21,920
Lincoln Crossing	(8)	11/01/09	7.78%	Fixed	Secured		3,026	3,026
Matteson Plaza	(8)	11/01/09	7.78%	Fixed	Secured		8,805	8,805
Muncie Plaza	(8)	11/01/09	7.78%	Fixed	Secured		7,613	7,613
Regency Plaza	(8)	11/01/09	7.78%	Fixed	Secured		4,126	4,126
St. Charles Towne Plaza	(8)	11/01/09	7.78%	Fixed	Secured		26,412	26,412
West Ridge Plaza	(8)	11/01/09	7.78%	Fixed	Secured		5,321	5,321
White Oaks Plaza	(8)	11/01/09	7.78%	Fixed	Secured		16,233	16,233
Simon Property Group, LP (Sr. Notes)		03/18/10	4.88%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Sr. Notes)		06/15/10	4.60%	Fixed	Unsecured		400,000	400,000
Mall of Georgia		07/01/10	7.09%	Fixed	Secured		190,748	190,748
SB Trolley Square Holding		08/01/10	9.03%	Fixed	Secured		28,329	28,329
Simon Property Group, LP (Sr. Notes)		08/15/10	4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10	8.00%	Fixed	Secured		85,436	83,061
Crystal River		11/11/10	7.63%	Fixed	Secured		15,287	15,287
Forum Shops at Caesars, The		12/01/10	4.78%	Fixed	Secured		539,768	539,768
Port Charlotte Town Center		12/11/10	7.98%	Fixed	Secured		51,874	41,499
Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured		79,321	50,099
Revolving Credit Facility—USD	(2)	01/11/11	5.70%	Variable	Unsecured		1,520,000	1,520,000
Revolving Credit Facility—Yen Currency	(2)	01/11/11	1.04%	Variable	Unsecured	(17)	14,811	14,811
Revolving Credit Facility—Euro Currency	(2)	01/11/11	4.24%	Variable	Unsecured	(18)	296,039	296,039
Simon Property Group, LP (Sr. Notes)		01/20/11	7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11	8.25%	Fixed	Unsecured		150,000	150,000
Simon Property Group, LP (Sr. Notes)		06/01/11	5.38%	Fixed	Unsecured		500,000	500,000
Henderson Square		07/01/11	6.94%	Fixed	Secured		15,007	11,401
Ingram Park Mall	(7)	08/11/11	6.99%	Fixed	Secured		79,206	79,206
Knoxville Center	(7)	08/11/11	6.99%	Fixed	Secured		59,979	59,979
Northlake Mall	(7)	08/11/11	6.99%	Fixed	Secured		69,194	69,194
Towne West Square	(7)	08/11/11	6.99%	Fixed	Secured		51,847	51,847
Simon Property Group, LP (Sr. Notes)		09/01/11	5.60%	Fixed	Unsecured		600,000	600,000
Gateway Shopping Center		10/01/11	5.89%	Fixed	Secured		87,000	84,213
Tacoma Mall		10/01/11	7.00%	Fixed	Secured		126,284	126,284
Simon Property Group, LP (Sr. Notes)		03/01/12	5.00%	Fixed	Unsecured		600,000	600,000
Simon Property Group, LP (Sr. Notes)		05/01/12	5.75%	Fixed	Unsecured		400,000	400,000
CPG Partners, LP (Sr. Notes)		06/15/12	6.88%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12	6.35%	Fixed	Unsecured		350,000	350,000
Anderson Mall		10/10/12	6.20%	Fixed	Secured		28,524	28,524
Century III Mall	(5)	10/10/12	6.20%	Fixed	Secured		84,198	84,198
Crossroads Mall		10/10/12	6.20%	Fixed	Secured		42,287	42,287
Forest Mall	(6)	10/10/12	6.20%	Fixed	Secured		16,934	16,934
Highland Lakes Center	(5)	10/10/12	6.20%	Fixed	Secured		15,609	15,609
Longview Mall	(5)	10/10/12	6.20%	Fixed	Secured		31,691	31,691

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2007
(In thousands)

				Interest			The Company’s
		Maturity	Interest	Rate	Secured or	Total	Share of
Property Name		Date	Rate(1)	Type	Unsecured	Indebtedness	Indebtedness
Markland Mall	(6)	10/10/12	6.20%	Fixed	Secured	22,422	22,422
Midland Park Mall	(6)	10/10/12	6.20%	Fixed	Secured	32,733	32,733
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured	52,364	52,364
Richmond Towne Square	(6)	10/10/12	6.20%	Fixed	Secured	45,978	45,978
CPG Partners, LP (Sr. Notes)		01/15/13	6.00%	Fixed	Unsecured	150,000	150,000
Factory Stores of America—Boaz	(10)	03/10/13	9.10%	Fixed	Secured	2,743	2,743
The Factory Shoppes at Branson Meadows	(10)	03/10/13	9.10%	Fixed	Secured	9,377	9,377
MacGregor Village	(10)	03/10/13	9.10%	Fixed	Secured	6,752	6,752
Factory Stores of America—Georgetown	(10)	03/10/13	9.10%	Fixed	Secured	6,499	6,499
Factory Stores of America—Graceville	(10)	03/10/13	9.10%	Fixed	Secured	1,930	1,930
Dare Centre	(10)	03/10/13	9.10%	Fixed	Secured	1,678	1,678
Factory Stores of America—Lebanon	(10)	03/10/13	9.10%	Fixed	Secured	1,622	1,622
Factory Stores of America—Nebraska City	(10)	03/10/13	9.10%	Fixed	Secured	1,524	1,524
North Ridge Shopping Center	(10)	03/10/13	9.10%	Fixed	Secured	8,247	8,247
Factory Stores of America—Story City	(10)	03/10/13	9.10%	Fixed	Secured	1,885	1,885
Carolina Premium Outlets—Smithfield	(10)	03/10/13	9.10%	Fixed	Secured	20,162	20,162
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	56,373	56,373
Simon Property Group, LP (Sr. Notes)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	97,425	97,425
Retail Property Trust (Sr. Notes)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Sr. Notes)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	30,219	9,549
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	92,126	49,260
Boardman Plaza		07/01/14	5.94%	Fixed	Secured	23,598	23,598
Desoto Square		07/01/14	5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured	30,693	30,693
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	68,711	68,711
Chesapeake Square		08/01/14	5.84%	Fixed	Secured	72,427	54,320
Brunswick Square		08/11/14	5.65%	Fixed	Secured	85,379	85,379
Simon Property Group, LP (Sr. Notes)		08/15/14	5.63%	Fixed	Unsecured	500,000	500,000
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	3,274	1,648
Simon Property Group, LP (Sr. Notes)		06/15/15	5.10%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		12/01/15	5.75%	Fixed	Unsecured	600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured	1,281	1,281
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	38,730
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2007
(In thousands)

				Interest				The Company’s
		Maturity	Interest	Rate	Secured or		Total	Share of
Property Name		Date	Rate(1)	Type	Unsecured		Indebtedness	Indebtedness
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured		200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured		35,132	35,132
Total Consolidated Indebtedness at Face Value							17,102,193	16,905,508
Premium on Fixed-Rate Indebtedness							85,740	84,293
Discount on Fixed-Rate Indebtedness							(28,147)	(28,148)
Fair Value Interest Rate Swaps							(7,368)	(7,368)
Total Consolidated Indebtedness							17,152,418	16,954,285
Joint Venture Indebtedness
Galleria Commerciali Italia—Cinisello		06/20/07	4.33%	Variable	Secured	(13)	44,655	21,881
Coddingtown Mall		07/14/07	6.57%	Variable	Secured		10,500	10,500
Hamilton Town Center		07/31/07	6.32%	Variable	Secured		8,300	4,150
Gotemba Premium Outlets—Variable		09/30/07	2.49%	Variable	Secured	(15)	16,277	6,511
St. John’s Town Center Phase II		02/12/08	5.97%	Variable	Secured		27,300	13,650
Aventura Mall		04/06/08	6.61%	Fixed	Secured		200,000	66,667
West Town Mall		05/01/08	6.90%	Fixed	Secured		76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		95,786	47,067
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		7,963	3,913
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		157,977	78,989
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
SouthPark Residential		10/31/08	6.72%	Variable	Secured		26,944	10,778
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		12,970	4,927
Galleria Commerciali Italia—Facility C		12/22/08	4.52%	Variable	Unsecured	(13)	107,881	52,862
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Shops at Sunset Place, The	(2)	05/09/09	6.07%	Variable	Secured		90,033	33,762
Firewheel Residential		06/20/09	7.17%	Variable	Secured		4,320	2,160
Seminole Towne Center	(2)	07/09/09	5.97%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office	(2)	07/09/09	6.07%	Variable	Secured		40,000	17,000
University Storage	(2)	07/31/09	7.37%	Variable	Secured		3,927	1,964
Castleton Storage	(2)	07/31/09	7.37%	Variable	Secured		460	230
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		38,080	18,712
Auburn Mall		09/10/09	7.99%	Fixed	Secured		44,581	21,906
Toki Premium Outlets		10/30/09	1.42%	Variable	Secured	(15)	21,339	8,536
Mall at Chestnut Hill		02/02/10	8.45%	Fixed	Secured		14,122	6,668
Westchester, The		06/01/10	4.86%	Fixed	Secured		500,000	200,000
Lehigh Valley Mall		08/09/10	5.88%	Variable	Secured		150,000	56,415

SIMSON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2007
(In thousands)

									The
					Interest				Company’s
		Maturity		Interest	Rate	Secured or		Total	Share of
Property Name		Date		Rate (1)	Type	Unsecured		Indebtedness	Indebtedness
Springfield Mall	(2)	12/01/10		6.42%	Variable	Secured		76,500	29,062
Florida Mall, The		12/10/10		7.55%	Fixed	Secured		253,252	126,626
Surprise Grand Vista		12/28/10	(19)	10.61%	Fixed	Secured		249,536	99,814
Domain Residential	(2)	03/03/11		6.47%	Variable	Secured		24,840	12,420
Atrium at Chestnut Hill		03/11/11		6.89%	Fixed	Secured		45,847	22,528
Cape Cod Mall		03/11/11		6.80%	Fixed	Secured		93,152	45,773
Bay 1 (Torcy)		05/31/11		4.63%	Fixed	Secured	(14)	18,761	9,380
Bay 2 (Torcy)		06/30/11		4.63%	Fixed	Secured	(14)	69,985	34,993
Highland Mall		07/11/11		6.83%	Fixed	Secured		66,600	33,300
Villabe A6—Bel’Est		08/31/11		4.93%	Fixed	Secured	(14)	12,918	6,459
Wilenska Station Shopping Center		08/31/11		5.33%	Fixed	Secured	(14)	39,641	19,821
Fashion Centre Pentagon Retail		09/11/11		6.63%	Fixed	Secured		156,292	66,424
Galleria Commerciali Italia—Facility A		12/22/11		4.98%	Fixed	Secured	(13)	330,364	161,878
Galleria Commerciali Italia—Facility B		12/22/11		5.08%	Fixed	Secured	(13)	326,443	159,957
Zakopianka Shopping Center		12/28/11		6.60%	Fixed	Secured	(12)	15,014	7,507
Borek Shopping Center		02/06/12		5.93%	Fixed	Secured	(12)	16,561	8,280
Dadeland Mall		02/11/12		6.75%	Fixed	Secured		188,551	94,276
Square One		03/11/12		6.73%	Fixed	Secured		89,707	44,080
Arkadia Shopping Center		05/31/12		4.88%	Fixed	Secured	(14)	135,458	67,729
Crystal Mall		09/11/12		5.62%	Fixed	Secured		99,455	74,162
Kobe Premium Outlets		12/31/12		1.32%	Fixed	Secured		17,713	7,085
Emerald Square Mall		03/01/13		5.13%	Fixed	Secured		136,436	67,041
Avenues, The		04/01/13		5.29%	Fixed	Secured		75,255	18,814
Circle Centre Mall		04/11/13		5.02%	Fixed	Secured		75,281	11,044
Solomon Pond		08/01/13		3.97%	Fixed	Secured		112,701	55,378
Tosu Premium Outlets		08/24/13		2.62%	Fixed	Secured	(15)	10,382	4,153
Miami International Mall		10/01/13		5.35%	Fixed	Secured		96,863	46,277
Liberty Tree Mall		10/11/13		5.22%	Fixed	Secured		35,000	17,198
Northshore Mall		03/11/14		5.03%	Fixed	Secured		210,000	103,189

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2007
(In thousands)

			Interest				The Company’s
	Maturity	Interest	Rate	Secured or		Total	Share of
Property Name	Date	Rate(1)	Type	Unsecured		Indebtedness	Indebtedness
Turzyn Shopping Center	06/06/14	6.32%	Fixed	Secured	(12)	24,404	12,202
Dabrowka Shopping Center	07/03/14	6.04%	Fixed	Secured	(12)	5,028	2,514
Gotemba Premium Outlets—Fixed	10/25/14	2.00%	Fixed	Secured	(15)	8,435	3,374
Rinku Premium Outlets	10/25/14	2.33%	Fixed	Secured	(15)	30,326	12,130
Indian River Commons	11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall	11/01/14	5.21%	Fixed	Secured		65,355	32,678
St. Johns Town Center	03/11/15	5.06%	Fixed	Secured		170,000	85,000
Gaitway Plaza	07/01/15	4.60%	Fixed	Secured		13,900	3,243
Plaza at Buckland Hills, The	07/01/15	4.60%	Fixed	Secured		24,800	8,680
Ridgewood Court	07/01/15	4.60%	Fixed	Secured		14,650	5,128
Village Park Plaza	07/01/15	4.60%	Fixed	Secured		29,850	10,448
West Town Corners	07/01/15	4.60%	Fixed	Secured		18,800	4,388
Clay Terrace	10/01/15	5.08%	Fixed	Secured		115,000	57,500
Houston Galleria—1	12/01/15	5.44%	Fixed	Secured		643,583	202,632
Houston Galleria—2	12/01/15	5.44%	Fixed	Secured		177,417	55,860
Smith Haven Mall	03/01/16	5.16%	Fixed	Secured		180,000	45,000
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		21,479	8,160
Sano Premium Outlets	05/31/16	2.39%	Fixed	Secured	(15)	45,755	18,302
Eastland Mall	06/01/16	5.79%	Fixed	Secured		168,000	84,000
Empire Mall	06/01/16	5.79%	Fixed	Secured		176,300	88,150
Granite Run Mall	06/01/16	5.83%	Fixed	Secured		120,799	60,400
Mesa Mall	06/01/16	5.79%	Fixed	Secured		87,250	43,625
Rushmore Mall	06/01/16	5.79%	Fixed	Secured		94,000	47,000
Southern Hills Mall	06/01/16	5.79%	Fixed	Secured		101,500	50,750
Valley Mall	06/01/16	5.83%	Fixed	Secured		47,032	23,516
Greendale Mall	10/01/16	6.00%	Fixed	Secured		45,000	22,112
Coconut Point	12/10/16	5.83%	Fixed	Secured		230,000	115,000
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		159,970	19,756
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		11,129	1,374
Mall at Rockingham	03/10/17	5.61%	Fixed	Secured		260,000	63,879
Total Joint Venture Indebtedness at Face Value						8,100,454	3,450,582
Premium on JV Fixed-Rate Indebtedness						0	0
Discount on JV Fixed-Rate Indebtedness						(1,377)	(676)
Total Joint Venture Indebtedness						8,099,077	3,449,906	(20)
The Company’s Share of Total Indebtedness							20,404,191

(Footnotes on following page)

(Footnotes for preceeding pages)

Footnotes:

           (1)                Variable rate debt interest rates are based on the following base rates as of March 31, 2007: LIBOR at 5.32%; EURIBOR at 3.87%; and YEN LIBOR at .67%.

           (2)                Includes applicable extensions available at Company’s option.

           (3)                These two Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (4)                These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (5)                These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (6)                These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (7)                These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (8)                These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

           (9)                These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

      (10)                These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

      (11)                Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of March 31, 2007, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 5.33%.

      (12)                Amounts shown in USD Equivalent. Euro equivalent is 45.8 million.

      (13)                Amounts shown in USD Equivalent. Euro equivalent is 606.9 million. Associated with Facility A and B are interest rate swap agreements with a total combined 492.5 million euros notional amount that effectively fixes Facility A and B at 4.02%.

      (14)                Amounts shown in USD Equivalent. Euro equivalent is 207.5 million. Associated with these loans are interest rate swap agreements with a total combined 199.3 million euros notional amount that effectively fix these loans at a combined 4.67%.

      (15)                Amounts shown in USD Equivalent. Yen equivalent is 17,810.9 million.

      (16)                The Company has $300 million notional amount variable rate swap agreement which is a designated hedge against this unsecured note effectively converting to a six month LIBOR variable rate.

      (17)                Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 1,746.4 million.

      (18)                Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 222.0 million.

      (19)                Property debt consists of three components; fixed loans at 9.80% and 13.80%(pay rate of 10.36%), and a variable rate loan at LIBOR plus 500 basis points. The variable component has LIBOR capped at 7.50%, which effectively fixes the three components at a weighted average rate of 10.61%

      (20)                The Company’s share of indebtedness for joint venture excludes our share of indebtedness of $87.9 million in joint venture entities in which a non-controlling interest is held by Gallerie Commerciali Italia, an entity in which we have a 49% interest. This amount also excludes our share of debt for our recent acquisition of the The Mills Corporation through a newly formed joint venture, SPG-FCM Venture, LLC. Our share of debt for this acquisition will be included in our second quarter reporting after completion of our initial purchase accounting allocations.

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2007

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2007

Property Name	City	State
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark	Charlotte	NC
Pheasant Lane	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Raleigh Springs Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2007

Property Name	City	State
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2007

Property Name	City	State
Allen Premium Outlets	Allen	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Round Rock	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Tulalip	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
Community/Lifestyle Centers:
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Cobblestone Court	Victor	NY
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2007

Property Name	City	State
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Celina Plaza	El Paso	TX
Wolf Ranch Town Center	Georgetown	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
Factory Merchants Branson	Branson	MO
Crossville Outlet Center	Crossville	TN
Factory Stores at North Bend	North Bend	WA

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding(9)
As of March 31, 2007
($ in 000’s, except per share amounts)

			Per Share	Aggregate
		Number of	Liquidation	Liquidation	Ticker
Issuer	Description	Shares/Units	Preference	Preference	Symbol
Preferred Stock:
Simon Property Group, Inc.	Series G 7.89% Cumulative Step-Up Premium Rate(1)	3,000,000	$50	$150,000	SPGPrG
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(2)	14,045,646	$50	$702,282	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(3)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible(4)	212,809	$28	$5,959	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable(5)	1,425,573	$30	$42,767	N/A
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(6)	3,064,811	$50	$153,241	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(7)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable(8)	850,698	$100	$85,070	N/A

(1)             The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on March 30, 2007 was $51.25 per share.

(2)             Each share was convertible into 0.78846 of a share of common stock during the period beginning on January 2, 2007 and ending on March 30, 2007. Each share is convertible into 0.78957 of a share of common stock during the period beginning on April 2, 2007 and ending on June 29, 2007. The shares are redeemable on or after October 14, 2009, in whole or in part, for cash only at a liquidation preference of $50 per share, if the closing price per share of common stock exceeds 130% of the applicable conversion price for 20 trading days within a period of 30 consecutive trading days ending on the trading day before notice of redemption is issued. The shares are traded on the New York Stock Exchange. The closing price on March 30, 2007 was $88.50 per share.

(3)             Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on March 30, 2007 was $72.00 per share.

(4)             Each unit is convertible into 0.75676 of a share of common stock. Each unit is redeemable on or after August 27, 2009.

(5)             Each unit is redeemable on or after August 27, 2009.

(6)             Each unit was convertible into 0.78846 of a share of common stock during the period beginning on January 2, 2007 and ending on March 30, 2007. Each unit is convertible into 0.78957 of a share of common stock during the period beginning on April 2, 2007 and ending on June 29, 2007. Each unit may be exchanged for a share of Series I 6% Convertible Perpetual Preferred stock or cash, at Simon Group’s option.

(7)             Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

(8)             Each unit is redeemable on or after January 1, 2011 or earlier upon the occurrence of certain tax triggering events.

(9)             Does not include The Mills preferred stock as a result of the closing of the March 29, 2007 tender offer.

SIMON PROPERTY GROUP
The Mills Property Listing

				Total Gross
	Property Name	State	City (CBSA)	Leasable Area
	Mills
1.	Arizona Mills	AZ	Tempe (Phoenix)	1,231,000
2.	Arundel Mills	MD	Hanover (Baltimore)	1,243,000
3.	Cincinnati Mills	OH	Cincinnati	1,457,000
4.	Colorado Mills	CO	Lakewood (Denver)	1,100,000
5.	Concord Mills	NC	Concord (Charlotte)	1,303,000
6.	Discover Mills	GA	Lawrenceville (Atlanta)	1,184,000
7.	Franklin Mills	PA	Philadelphia	1,726,000
8.	Grapevine Mills	TX	Grapevine (Dallas-Ft. Worth)	1,615,000
9.	Great Mall of the Bay Area	CA	Milpitas (Silicon Valley)	1,290,000
10.	Gurnee Mills	IL	Gurnee (Chicago)	1,827,000
11.	Katy Mills	TX	Katy (Houston)	1,218,000
12.	Ontario Mills	CA	Ontario (Los Angeles)	1,479,000
13.	Opry Mills	TN	Nashville	1,151,000
14.	Potomac Mills	VA	Prince William (Washington, D.C.)	1,596,000
15.	Sawgrass Mills	FL	Sunrise (Ft. Lauderdale)	2,171,000
16.	St. Louis Mills	MO	Hazelwood (St. Louis)	1,085,000
17.	The Block at Orange	CA	Orange (Los Angeles)	703,000
	Subtotal Mills			23,379,000
	Regional Malls
18.	Briarwood Mall	MI	Ann Arbor	968,000
19.	Broward Mall	FL	Plantation (Ft. Lauderdale)	992,000
20.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	2,095,000
21.	Dover Mall	DE	Dover (Wilmington)	886,000
22.	Galleria at White Plains	NY	White Plains	878,000
23.	Gwinnett Place(1)	GA	Duluth (Atlanta)	1,278,000
24.	Hilltop Mall	CA	Richmond	1,072,000
25.	Lakeforest Mall	MD	Gaithersburg	1,076,000
26.	Marley Station	MD	Glen Burnie	1,066,000
27.	Meadwood Mall	NV	Reno	887,000
28.	Northpark Mall	MS	Ridgeland (Jackson)	961,000
29.	Riverside Square	NJ	Hackensack	672,000
30.	Southdale Center	MN	Edina	1,333,000
31.	Southridge Mall	WI	Greendale (Milwaukee)	1,227,000
32.	Stoneridge Mall	CA	Pleasanton	1,285,000
33.	The Esplanade	LA	Kenner (New Orleans)	901,000
34.	The Falls	FL	Miami	803,000
35.	Town Center at Cobb(1)	GA	Kennesaw (Atlanta)	1,272,000
36.	Tuttle Crossing	OH	Dublin (Columbus)	1,133,000
37.	Westland Mall	FL	Hialeah (Miami)	818,000
	Subtotal Regional Malls			21,603,000
	Community Centers
38.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	101,000
39.	Concord Mills Marketplace	NC	Concord (Charlotte)	246,000
40.	Liberty Plaza	PA	Philadelphia	372,000
	Subtotal Community Centers			719,000
	Total Properties			45,701,000

(1)    Prior to the closing of the tender offer on March 29, 2007, the Company held a 50% interest in this asset.